UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3956
                                   ------------


                            AXP STRATEGY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     3/31
                         --------------
Date of reporting period:    9/30
                         --------------

AXP(R)
  Equity
        Value
             Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2004

AXP Equity Value Fund seeks to provide shareholders with growth of capital and income.

(logo)                                                                    (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                                         3

Performance Summary                                   4

Questions & Answers  with Portfolio Management        5

Investments in Securities                             8

Financial Statements                                 11

Notes to Financial Statements                        14

Fund Expenses Example                                25

Proxy Voting                                         27

[Dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2004

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Warren Spitz                              11/00              20
Steve Schroll                              2/04              23
Laton Spahr                                2/04               6

FUND OBJECTIVE

For investors seeking growth of capital and income.

Inception dates by class
A: 3/20/95      B: 5/14/84      C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: IEVAX        B: INEGX        C: --           Y: --

Total net assets                                         $1.156 billion

Number of holdings                                                   94

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE    BLEND   GROWTH
  X                      LARGE
                         MEDIUM  SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Financials 27.2%
Industrials 22.0%
Energy 17.1%
Materials 9.3%
Telecommunication services 6.8%
Informational technology 5.3%
Consumer discretionary 4.5%
Short-term securities* 3.5%
Health care 3.2%
Consumer staples 1.1%

* 3.2% of portfolio assets is due to security lending activity. 0.3% of portfolio assets is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup (Finance companies)                                       3.5%
United Technologies (Aerospace & defense)                           3.2
Caterpillar (Machinery)                                             3.2
ChevronTexaco (Energy)                                              3.0
XL Capital Cl A (Insurance)                                         3.0
Loews (Insurance)                                                   2.7
Illinois Tool Works (Machinery)                                     2.6
SBC Communications (Utilities -- telephone)                         2.5
St. Paul Travelers Companies (Insurance)                            2.3
Verizon Communications (Utilites -- telephone)                      2.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Performance Summary

(bar graph)

                             PERFORMANCE COMPARISON
                 For the six-month period ended Sept. 30, 2004

                     (bar 1)         (bar 2)         (bar 3)
                     +1.48%          +2.44%          +0.51%

(bar 1) AXP Equity Value Fund Class A (excluding sales charge)
(bar 2) Russell 1000 Value Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Value Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) Russell 1000(R) Value Index, an unmanaged index, measures the performance of stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                  Class A                   Class B                       Class C                  Class Y
(Inception dates)                (3/20/95)                 (5/14/84)                     (6/26/00)                (3/20/95)
                            NAV(1)       POP(2)        NAV(1)    After CDSC(3)    NAV(1)     After CDSC(4)   NAV(5)    POP(5)
as of Sept. 30, 2004
6 months                    +1.48%       -4.35%        +1.06%       -3.94%        +1.10%        +0.10%       +1.56%    +1.56%
1 year                     +19.51%      +12.64%       +18.54%      +14.54%       +18.58%       +18.58%      +19.70%   +19.70%
3 years                     +3.29%       +1.27%        +2.47%       +1.52%        +2.49%        +2.49%       +3.47%    +3.47%
5 years                     +1.15%       -0.04%        +0.36%       +0.20%          N/A           N/A        +1.30%    +1.30%
10 years                      N/A          N/A         +7.49%       +7.49%          N/A           N/A          N/A       N/A
Since inception             +8.40%       +7.73%       +11.00%      +11.00%        -0.02%        -0.02%       +8.56%    +8.56%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP(R) Equity Value Fund's portfolio management team discusses the fund's positioning and results for the first half of the fiscal year.

Q: How did AXP Equity Value Fund perform for the semiannual period ended Sept. 30, 2004?

A: AXP Equity Value Fund's Class A shares gained 1.48% (excluding sales charge) for the six months ended Sept. 30, 2004. The Fund outpaced the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which rose 0.51% for the period, but underperformed its benchmark, the Russell 1000(R) Value Index, which advanced 2.44%.

Q:  What factors most significantly affected performance?

A: Value stocks significantly outpaced growth stocks during the semiannual period. The portfolio benefited from effective sector allocation. More specifically, greater-than-Russell 1000 Value Index positions in the basic materials, producer durables, and energy sectors and lower-than-Russell 1000 Value Index positions in the consumer discretionary, consumer staples, and technology sectors contributed positively to the Fund's results.

    The best-performing individual stocks during the period were oil services firm Transocean in energy, Carnival Cruise Lines in consumer discretionary and steel producer Nucor in basic materials. However, individual stock selection overall detracted from Fund results for the semiannual period. This was particularly the case in the financials sector, where a focus on insurance companies, including St. Paul Travelers, XL Capital and Ace Insurance, disappointed. Stock selection also detracted in the utilities sector. During the period, wireless telecommunications companies outperformed wireline telecommunications companies, such as AT&T, where the Fund has placed its emphasis.

Q:  What changes did you make to  the portfolio?

A: During the first half of the fiscal year, we added to the Fund's holdings in telecommunications services companies. Regional Bell company stocks had languished for most of 2003 amid continuing telecommunications industry restructuring, increased competition, and regulatory issues. However, these stocks began to improve during the fourth quarter of 2003, and we believe these companies could see increased free cash flow should U.S. economic growth continue.

    Throughout the period, we added to the Fund's position in financials, while still maintaining a lower-than-Russell 1000 Value Index position. During the first half, we focused on insurance companies,

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5   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> During the first half of the fiscal year, we added to the Fund's holdings in telecommunications services companies.(end callout quote)

    especially those in the property and casualty area, which were attractively valued. During the second half, we increased the portfolio's exposure to banks, which had become attractively valued on concerns of rising interest rates. For example, we added to positions in such names as Wells Fargo, Bank of America, and Citigroup. We also established a position in Fannie Mae, which had become attractively valued after facing what we believe to be temporary headline risk, as the soundness of its corporate management and financial reporting practices came under scrutiny.

    In the industrials sector, we initiated a position in General Electric after it was reclassified into the Russell 1000 Value Index during this period. In the health care sector, we added modestly to the Fund's pharmaceutical exposure, as valuations in this industry had become compelling based on its current and projected earnings and cash flow, following a period of poor performance.

    At the end of the period, the Fund continued to have larger-than-Russell 1000 Value Index positions in producer durables, materials, and energy. The Fund had lower-than-Russell 1000 Value Index positions in consumer discretionary, consumer staples, and financials. The portfolio had a low turnover rate of just 11% for the semiannual period.

Q:  How do you intend to manage the Fund in the coming months?

A: Based on economic data and our own observations, we are reasonably confident the U.S. economy will continue to grow at a relatively modest pace. This sluggishness could create volatility in stock prices in the months ahead. Uncertainty overseas, a rising U.S. interest rate environment and higher inflation, especially record-high energy prices, could also increase market volatility. Even with this uncertainty, however, we remain optimistic about four areas of the equity market -- industrials,

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6   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We remain optimistic about four areas of the equity market -- industrials, energy, telecommunications services and select financials. (end callout quote)

    energy, telecommunications services and select financials -- and we intend to maintain greater-than-Russell 1000 Value Index positions in the portfolio in each as we look ahead.

    In industrials, which incorporates basic materials and producer durables, strong earnings growth potential should be supported by modest but ongoing gains in both the economy and the broad equity market. The energy sector, while it has been strong, has yet to see its stocks fully reflect the high commodity prices and thus has further upside potential in our view. We expect telecommunications services companies to continue their rebound from 2003 as they have done thus far in 2004. Elsewhere, we are beginning to look at consumer staples and pharmaceuticals, two areas that have lagged until now, but we have made only modest additions in these industries thus far.

    We are pleased with the Fund's current positioning, as we believe it fits in well with our view for the equity market. As always, we will continue to emphasize stocks with attractive valuations, with a focus on large company stocks.

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7   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Equity Value Fund

Sept. 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.7%)
Issuer                                        Shares               Value(a)

Aerospace & defense (5.8%)
Boeing                                        126,200            $6,514,444
Honeywell Intl                                601,400            21,566,204
United Technologies                           414,700            38,724,686
Total                                                            66,805,334

Airlines (0.7%)
AMR                                           319,300(b,e)        2,340,469
Continental Airlines Cl B                     299,300(b)          2,550,036
Northwest Airlines                            321,200(b,e)        2,637,052
Total                                                             7,527,557

Banks and savings & loans (3.6%)
Bank of America                               474,400            20,555,752
US Bancorp                                    477,300            13,793,970
Washington Mutual                             105,725             4,131,733
Wells Fargo & Co                               50,000             2,981,500
Total                                                            41,462,955

Beverages & tobacco (1.1%)
Altria Group                                  268,500            12,630,240

Broker dealers (5.1%)
JPMorgan Chase & Co                           262,764            10,439,614
Lehman Brothers Holdings                      205,900            16,414,348
Merrill Lynch & Co                            353,600            17,580,992
Morgan Stanley                                300,400            14,809,720
Total                                                            59,244,674

Building materials & construction (2.3%)
CEMEX ADR                                     468,266(c)         13,177,005
Hanson ADR                                    356,500(c)         13,190,500
Total                                                            26,367,505

Cable (0.4%)
Comcast Cl A                                  159,700(b)          4,509,928

Chemicals (3.8%)
Air Products & Chemicals                      330,800            17,988,904
Dow Chemical                                  245,000            11,069,100
El du Pont de Nemours & Co                    353,300            15,121,240
Total                                                            44,179,244

Computer hardware (0.2%)
Hewlett-Packard                               117,500             2,203,125

Computer software & services (3.2%)
Computer Associates Intl                      199,900             5,257,370
Computer Sciences                             106,200(b)          5,002,020
Intl Business Machines                        106,800             9,157,032
Microsoft                                     634,500            17,543,925
Total                                                            36,960,347

Electronics (0.3%)
Agilent Technologies                          150,300(b)          3,241,971

Energy (12.1%)
BP ADR                                        329,600(c)         18,961,888
ChevronTexaco                                 678,500            36,394,740
ConocoPhillips                                256,300            21,234,455
EnCana                                        334,300(c)         15,478,090
Exxon Mobil                                   541,000            26,146,530
Petroleo Brasileiro ADR                       629,900(c,e)       22,203,975
Total                                                           140,419,678

Energy equipment & services (5.5%)
Baker Hughes                                  386,500            16,897,780
Halliburton                                   322,900            10,878,501
Schlumberger                                  260,600            17,540,986
Transocean                                    502,500(b)         17,979,450
Total                                                            63,296,717

Environmental services (0.7%)
Waste Management                              308,200             8,426,188

Finance companies (3.6%)
Citigroup                                     947,600            41,808,112

Financial services (2.7%)
Capital One Financial                         266,100            19,664,790
Fannie Mae                                    177,700            11,266,180
Total                                                            30,930,970

Furniture & appliances (0.6%)
Whirlpool                                     107,900             6,483,711

See accompanying notes to investments in securities.

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8   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Health care products (1.8%)
Boston Scientific                              79,300(b)         $3,150,589
GlaxoSmithKline ADR                           161,400(c)          7,058,022
Merck & Co                                    140,100             4,623,300
Wyeth                                         148,800             5,565,120
Total                                                            20,397,031

Health care services (1.6%)
Cardinal Health                               121,700             5,326,809
HCA                                           139,800             5,333,370
PacifiCare Health Systems                     152,100(b)          5,582,070
Tenet Healthcare                              199,400(b)          2,151,526
Total                                                            18,393,775

Home building (0.4%)
Centex                                         21,100             1,064,706
DR Horton                                      31,700             1,049,587
KB HOME                                        15,100             1,275,799
Lennar Cl A                                    26,600             1,266,160
Total                                                             4,656,252

Industrial transportation (1.8%)
Burlington Northern Santa Fe                  537,300            20,583,963

Insurance (12.1%)
ACE                                           458,500(c)         18,367,510
Chubb                                         122,300             8,595,244
Hartford Financial Services Group              44,100             2,731,113
Lincoln Natl                                  172,100             8,088,700
Loews                                         557,000            32,584,500
St. Paul Travelers Companies                  813,831            26,905,253
UnumProvident                                 444,100             6,967,929
XL Capital Cl A                               483,650(c)         35,785,263
Total                                                           140,025,512

Leisure time & entertainment (2.4%)
Blockbuster Cl A                              171,000(e)          1,297,890
Carnival                                      316,400            14,962,556
Eastman Kodak                                 164,100             5,287,302
Viacom Cl B                                   171,900             5,768,964
Total                                                            27,316,712

Machinery (7.6%)
Caterpillar                                   476,700            38,350,515
Illinois Tool Works                           333,500            31,072,195
Ingersoll-Rand Cl A                            94,200(c)          6,402,774
Parker Hannifin                               206,500            12,154,590
Total                                                            87,980,074

Media (0.9%)
Time Warner                                   652,700(b,e)       10,534,578

Metals (2.4%)
Alcoa                                         656,700            22,058,553
Nucor                                          60,900             5,564,433
Total                                                            27,622,986

Multi-industry (3.9%)
General Electric                              727,600            24,432,808
Tyco Intl                                     684,900(c)         20,999,034
Total                                                            45,431,842

Paper & packaging (3.0%)
Bowater                                       136,500             5,212,935
Intl Paper                                    582,700            23,546,907
Weyerhaeuser                                   95,000             6,315,600
Total                                                            35,075,442

Precious metals (0.4%)
Freeport McMoRan Copper &                     107,500             4,353,750
  Gold Cl B

Real estate investment trust (1.0%)
Crescent Real Estate Equities                 706,400            11,118,736

Telecom equipment & services (0.9%)
Lucent Technologies                           739,900(b)          2,345,483
Nokia ADR                                     560,800(c)          7,694,176
Total                                                            10,039,659

Utilities -- telephone (7.0%)
AT&T                                          619,960             8,877,827
BellSouth                                     566,800            15,371,616
SBC Communications                          1,145,300            29,720,535
Verizon Communications                        682,600            26,880,788
Total                                                            80,850,766

Total common stocks
(Cost: $1,023,650,362)                                       $1,140,879,334

Preferred stocks (1.0%)
Issuer                                        Shares               Value(a)

Xerox
  6.25% Cv                                     22,540            $2,868,215
  7.50% Cv                                     10,000(d)          8,566,250

Total preferred stocks
(Cost: $7,754,000)                                              $11,434,465

See accompanying notes to investments in securities.

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9   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Short-term securities (3.6%)(f)
Issuer                 Effective              Amount               Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies (2.2%)
Federal Home Loan Mtge Corp Disc Nt
  10-25-04                1.60%            $5,000,000            $4,994,444
Federal Natl Mtge Assn Disc Nt
  12-01-04                1.80             20,000,000            19,938,320
Total                                                            24,932,764

Commercial paper (1.4%)
Credit Suisse First Boston NY
  10-04-04                1.58              2,400,000             2,399,579
Northern Rock
  11-01-04                1.63              8,000,000             7,988,459
UBS Finance (Delaware) LLC
  10-01-04                1.88              5,900,000             5,899,692
Total                                                            16,287,730

Total short-term securities
(Cost: $41,219,951)                                             $41,220,494

Total investments in securities
(Cost: $1,072,624,313)(g)                                    $1,193,534,293

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2004, the value of foreign securities represented 15.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2004, the value of these securities amounted to $8,566,250 or 0.7% of net assets.

(e) At Sept. 30, 2004, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 3.3% of net assets. See Note 5 to the financial statements. 0.3% of net assets is the Fund's cash equivalent position.

(g) At Sept. 30, 2004, the cost of securities for federal income tax purposes was approximately $1,072,624,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $177,711,000
     Unrealized depreciation                                    (56,801,000)
                                                                -----------
     Net unrealized appreciation                               $120,910,000
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

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10   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Value Fund

Sept. 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,072,624,313)                                                                          $1,193,534,293
Capital shares receivable                                                                                            10,506
Dividends and accrued interest receivable                                                                         1,302,731
                                                                                                                  ---------
Total assets                                                                                                  1,194,847,530
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   153,593
Capital shares payable                                                                                              108,205
Payable upon return of securities loaned (Note 5)                                                                37,970,000
Accrued investment management services fee                                                                           16,170
Accrued distribution fee                                                                                             13,524
Accrued service fee                                                                                                      14
Accrued transfer agency fee                                                                                           4,058
Accrued administrative services fee                                                                                   1,152
Other accrued expenses                                                                                              113,169
                                                                                                                    -------
Total liabilities                                                                                                38,379,885
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $1,156,467,645
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,251,613
Additional paid-in capital                                                                                    1,319,243,438
Undistributed net investment income                                                                               4,712,731
Accumulated net realized gain (loss) (Note 7)                                                                  (289,650,117)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           120,909,980
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,156,467,645
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $  874,042,593
                                                           Class B                                           $  273,629,489
                                                           Class C                                           $    3,449,152
                                                           Class I                                           $        9,893
                                                           Class Y                                           $    5,336,518
Net asset value per share of outstanding capital stock:    Class A shares           94,633,986               $         9.24
                                                           Class B shares           29,573,500               $         9.25
                                                           Class C shares              375,490               $         9.19
                                                           Class I shares                1,070               $         9.25
                                                           Class Y shares              577,218               $         9.25
                                                                                       -------               --------------
* Including securities on loan, at value (Note 5)                                                            $   35,426,525
                                                                                                             --------------

See accompanying notes to financial statements.

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11   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Equity Value Fund

Six months ended Sept. 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                     $ 15,346,606
Interest                                                                            43,207
Fee income from securities lending (Note 5)                                         66,295
   Less foreign taxes withheld                                                     (74,770)
                                                                                   -------
Total income                                                                    15,381,338
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                               3,311,840
Distribution fee
   Class A                                                                       1,071,492
   Class B                                                                       1,538,580
   Class C                                                                          17,255
Transfer agency fee                                                              1,099,656
Incremental transfer agency fee
   Class A                                                                          82,697
   Class B                                                                          62,110
   Class C                                                                             759
Service fee -- Class Y                                                               2,482
Administrative services fees and expenses                                          228,144
Compensation of board members                                                        6,140
Custodian fees                                                                      41,175
Printing and postage                                                               140,355
Registration fees                                                                   19,272
Audit fees                                                                          12,750
Other                                                                               10,055
                                                                                    ------
Total expenses                                                                   7,644,762
   Earnings credits on cash balances (Note 2)                                      (10,989)
                                                                                   -------
Total net expenses                                                               7,633,773
                                                                                 ---------
Investment income (loss) -- net                                                  7,747,565
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               26,965,712
   Foreign currency transactions                                                      (280)
                                                                                      ----
Net realized gain (loss) on investments                                         26,965,432
Net change in unrealized appreciation
(depreciation) on investments
   and on translation of assets and liabilities in
foreign currencies                                                             (21,170,399)
                                                                               -----------
Net gain (loss) on investments and foreign currencies                             5,795,033
                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                $ 13,542,598
                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Equity Value Fund
                                                                                    Sept. 30, 2004             March 31, 2004
                                                                                   Six months ended              Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                    $    7,747,565            $   11,577,516
Net realized gain (loss) on investments                                                26,965,432                (4,426,646)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 (21,170,399)              415,949,182
                                                                                      -----------               -----------
Net increase (decrease) in net assets resulting from operations                        13,542,598               423,100,052
                                                                                       ----------               -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (6,078,934)               (9,094,388)
      Class B                                                                            (879,693)               (1,134,253)
      Class C                                                                             (11,330)                  (10,402)
      Class I                                                                                 (92)                      (33)
      Class Y                                                                             (40,572)                  (49,774)
                                                                                          -------                   -------
Total distributions                                                                    (7,010,621)              (10,288,850)
                                                                                       ----------               -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             62,149,679                85,222,917
   Class B shares                                                                       8,625,582                24,053,080
   Class C shares                                                                         361,832                   700,193
   Class I shares                                                                              --                    10,000
   Class Y shares                                                                       1,901,102                 3,366,440
Reinvestment of distributions at net asset value
   Class A shares                                                                       5,960,075                 8,913,348
   Class B shares                                                                         867,643                 1,119,117
   Class C shares                                                                          11,291                    10,270
   Class Y shares                                                                          40,572                    49,774
Payments for redemptions
   Class A shares                                                                     (89,896,356)             (177,724,644)
   Class B shares (Note 2)                                                            (76,992,242)             (125,267,848)
   Class C shares (Note 2)                                                               (387,016)               (1,025,758)
   Class Y shares                                                                      (1,496,166)               (2,496,952)
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                     (88,854,004)             (183,070,063)
                                                                                      -----------              ------------
Total increase (decrease) in net assets                                               (82,322,027)              229,741,139
Net assets at beginning of period                                                   1,238,789,672             1,009,048,533
                                                                                    -------------             -------------
Net assets at end of period                                                        $1,156,467,645            $1,238,789,672
                                                                                   ==============            ==============
Undistributed net investment income                                                $    4,712,731            $    3,975,787
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Equity Value Fund

(Unaudited as to Sept. 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2004, American Express Financial Corporation (AEFC) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
14   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
15   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
16   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.53% to 0.40% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $308,339 for the six months ended Sept. 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
17   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $271,626 for Class A, $130,489 for Class B and $421 for Class C for the six months ended Sept. 30, 2004.

During the six months ended Sept. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $10,989 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $130,525,704 and $218,550,690, respectively, for the six months ended Sept. 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $10,142 for the six months ended Sept. 30, 2004.

4. CAPITAL SHARES TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                 Six months ended Sept. 30, 2004
                                              Class A        Class B       Class C         Class I     Class Y
Sold                                        7,000,538        952,784        40,046            --       210,245
Issued for reinvested distributions           651,167         94,620         1,240            --         4,428
Redeemed                                   (9,956,665)    (8,645,313)      (43,236)           --      (166,912)
                                          -----------    -----------      --------         -----      --------
Net increase (decrease)                    (2,304,960)    (7,597,909)       (1,950)           --        47,761
                                          -----------    -----------      --------         -----      --------

                                                                    Year ended March 31, 2004
                                              Class A        Class B       Class C        Class I*     Class Y
Sold                                       10,714,230      2,963,713        85,737         1,070       405,373
Issued for reinvested distributions         1,074,251        139,621         1,281            --         5,961
Redeemed                                  (21,954,021)   (15,751,791)     (128,765)           --      (309,444)
                                          -----------    -----------      --------         -----      --------
Net increase (decrease)                   (10,165,540)   (12,648,457)      (41,747)        1,070       101,890
                                          -----------    -----------      --------         -----      --------

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
18   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2004, securities valued at $35,426,525 were on loan to brokers. For collateral, the Fund received $37,970,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $66,295 for the six months ended Sept. 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $309,554,473 at March 31, 2004, that if not offset by capital gains will expire as follows:

                            2010            2011            2012
                         $12,780,285    $254,474,357     $42,299,831

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
19   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2004(f)      2004         2003          2002       2001
Net asset value, beginning of period                                     $9.17        $6.39       $ 9.45        $10.31     $10.95
                                                                         -----        -----       ------        ------     ------
Income from investment operations:
Net investment income (loss)                                               .07          .10          .10           .09        .08
Net gains (losses) (both realized and unrealized)                          .06         2.77        (3.08)         (.10)      (.39)
                                                                         -----        -----       ------        ------     ------
Total from investment operations                                           .13         2.87        (2.98)         (.01)      (.31)
                                                                         -----        -----       ------        ------     ------
Less distributions:
Dividends from net investment income                                      (.06)        (.09)        (.08)         (.09)      (.09)
Distributions from realized gains                                           --           --           --          (.76)      (.24)
                                                                         -----        -----       ------        ------     ------
Total distributions                                                       (.06)        (.09)        (.08)         (.85)      (.33)
                                                                         -----        -----       ------        ------     ------
Net asset value, end of period                                           $9.24        $9.17       $ 6.39        $ 9.45     $10.31
                                                                         -----        -----       ------        ------     ------

Ratios/supplemental data
Net assets, end of period (in millions)                                   $874         $889         $685        $1,119       $956
Ratio of expenses to average daily net assets(b)                         1.10%(c)     1.07%        1.00%         1.03%       .95%
Ratio of net investment income (loss) to average daily net assets        1.53%(c)     1.19%        1.22%          .91%       .75%
Portfolio turnover rate (excluding short-term securities)                  11%          39%          38%           61%        97%
Total return(d)                                                          1.48%(e)    45.06%      (31.58%)         .10%     (2.76%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
20   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2004(f)      2004         2003          2002       2001
Net asset value, beginning of period                                     $9.18        $6.40       $ 9.46        $10.31     $10.94
                                                                         -----        -----       ------        ------     ------
Income from investment operations:
Net investment income (loss)                                               .03          .03          .03            --         --
Net gains (losses) (both realized and unrealized)                          .07         2.78        (3.07)         (.08)      (.39)
                                                                         -----        -----       ------        ------     ------
Total from investment operations                                           .10         2.81        (3.04)         (.08)      (.39)
                                                                         -----        -----       ------        ------     ------
Less distributions:
Dividends from net investment income                                      (.03)        (.03)        (.02)         (.01)        --
Distributions from realized gains                                           --           --           --          (.76)      (.24)
                                                                         -----        -----       ------        ------     ------
Total distributions                                                       (.03)        (.03)        (.02)         (.77)      (.24)
                                                                         -----        -----       ------        ------     ------
Net asset value, end of period                                           $9.25        $9.18       $ 6.40        $ 9.46     $10.31
                                                                         -----        -----       ------        ------     ------

Ratios/supplemental data
Net assets, end of period (in millions)                                   $274         $341         $319          $761       $970
Ratio of expenses to average daily net assets(b)                         1.87%(c)     1.84%        1.77%         1.78%      1.70%
Ratio of net investment income (loss) to average daily net assets         .74%(c)      .44%         .44%          .13%      (.01%)
Portfolio turnover rate (excluding short-term securities)                  11%          39%          38%           61%        97%
Total return(d)                                                          1.06%(e)    43.89%      (32.13%)        (.62%)    (3.47%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
21   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2004(g)      2004         2003          2002       2001(b)
Net asset value, beginning of period                                     $9.12        $6.36       $ 9.40        $10.27     $10.37
                                                                         -----        -----       ------        ------     ------
Income from investment operations:
Net investment income (loss)                                               .04          .03          .03           .01         --
Net gains (losses) (both realized and unrealized)                          .06         2.76        (3.04)         (.10)       .18
                                                                         -----        -----       ------        ------     ------
Total from investment operations                                           .10         2.79        (3.01)         (.09)       .18
                                                                         -----        -----       ------        ------     ------
Less distributions:
Dividends from net investment income                                      (.03)        (.03)        (.03)         (.02)      (.04)
Distributions from realized gains                                           --           --           --          (.76)      (.24)
                                                                         -----        -----       ------        ------     ------
Total distributions                                                       (.03)        (.03)        (.03)         (.78)      (.28)
                                                                         -----        -----       ------        ------     ------
Net asset value, end of period                                           $9.19        $9.12       $ 6.36        $ 9.40     $10.27
                                                                         -----        -----       ------        ------     ------

Ratios/supplemental data
Net assets, end of period (in millions)                                     $3           $3           $3            $4         $1
Ratio of expenses to average daily net assets(c)                         1.87%(d)     1.85%        1.79%         1.81%      1.70%(d)
Ratio of net investment income (loss) to average daily net assets         .75%(d)      .42%         .44%          .14%       .07%(d)
Portfolio turnover rate (excluding short-term securities)                  11%          39%          38%           61%        97%
Total return(e)                                                          1.10%(f)    43.87%      (32.09%)        (.66%)     1.82%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2004(g)      2004(b)
Net asset value, beginning of period                                     $9.18       $ 9.44
                                                                         -----       ------
Income from investment operations:
Net investment income (loss)                                               .09          .08
Net gains (losses) (both realized and unrealized)                          .07         (.31)
                                                                         -----       ------
Total from investment operations                                           .16         (.23)
                                                                         -----       ------
Less distributions:
Dividends from net investment income                                      (.09)        (.03)
                                                                         -----       ------
Net asset value, end of period                                           $9.25       $ 9.18
                                                                         -----       ------

Ratios/supplemental data
Net assets, end of period (in millions)                                     --           --
Ratio of expenses to average daily net assets(c)                          .64%(d)      .71%(d)
Ratio of net investment income (loss) to average daily net assets        1.97%(d)     1.29%(d)
Portfolio turnover rate (excluding short-term securities)                  11%          39%
Total return(e)                                                          1.71%(f)    (2.42%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2004(f)      2004         2003          2002       2001
Net asset value, beginning of period                                     $9.18        $6.40       $ 9.46        $10.32     $10.96
                                                                         -----        -----       ------        ------     ------
Income from investment operations:
Net investment income (loss)                                               .08          .12          .11           .11        .09
Net gains (losses) (both realized and unrealized)                          .06         2.76        (3.07)         (.11)      (.39)
                                                                         -----        -----       ------        ------     ------
Total from investment operations                                           .14         2.88        (2.96)           --       (.30)
                                                                         -----        -----       ------        ------     ------
Less distributions:
Dividends from net investment income                                      (.07)        (.10)        (.10)         (.10)      (.10)
Distributions from realized gains                                           --           --           --          (.76)      (.24)
                                                                         -----        -----       ------        ------     ------
Total distributions                                                       (.07)        (.10)        (.10)         (.86)      (.34)
                                                                         -----        -----       ------        ------     ------
Net asset value, end of period                                           $9.25        $9.18       $ 6.40        $ 9.46     $10.32
                                                                         -----        -----       ------        ------     ------

Ratios/supplemental data
Net assets, end of period (in millions)                                     $5           $5           $3            $3         $2
Ratio of expenses to average daily net assets(b)                          .93%(c)      .91%         .83%          .86%       .79%
Ratio of net investment income (loss) to average daily net assets        1.69%(c)     1.35%        1.40%         1.06%       .94%
Portfolio turnover rate (excluding short-term securities)                  11%          39%          38%           61%        97%
Total return(d)                                                          1.56%(e)    45.25%      (31.41%)         .28%     (2.62%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
24 -- AXP EQUITY VALUE FUND -- 2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
25   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

                                                          Beginning                  Ending                   Expenses paid
                                                        account value             account value             during the period
                                                        April 1, 2004            Sept. 30, 2004       April 1, 2004-Sept. 30, 2004
Class A
   Actual(a)                                               $1,000                   $1,014.80                   $5.54(b)
   Hypothetical (5% return before expenses)                $1,000                   $1,019.50                   $5.55(b)
Class B
   Actual(a)                                               $1,000                   $1,010.60                   $9.40(c)
   Hypothetical (5% return before expenses)                $1,000                   $1,015.65                   $9.42(c)
Class C
   Actual(a)                                               $1,000                   $1,011.00                   $9.40(d)
   Hypothetical (5% return before expenses)                $1,000                   $1,015.65                   $9.42(d)
Class I
   Actual(a)                                               $1,000                   $1,017.10                   $3.23(e)
   Hypothetical (5% return before expenses)                $1,000                   $1,021.80                   $3.23(e)
Class Y
   Actual(a)                                               $1,000                   $1,015.60                   $4.69(f)
   Hypothetical (5% return before expenses)                $1,000                   $1,020.35                   $4.70(f)

(a) Based on the actual return for the six months ended Sept. 30, 2004: 1.48% for Class A, 1.06% for Class B, 1.10% for Class C, 1.71% for Class I and 1.56% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
26   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
27   --   AXP EQUITY VALUE FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American
Express Financial Advisors Inc. Member NASD.
American Express Company is separate from American
Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         Small Cap
                 Growth
                     Fund

Semiannual Report
for the Period Ended
Sept. 30, 2004

AXP Partners Small Cap Growth Fund seeks to provide shareholders with long-term capital growth.


(logo)                                                                    (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                       (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                 11

Financial Statements                      18

Notes to Financial Statements             21

Fund Expenses Example                     32

Proxy Voting                              34

(Dalbar logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2004

PORTFOLIO MANAGERS

RS Investment Management, L.P.

Portfolio managers                Since               Years in industry
John Seabern, CFA                 1/01                       13
John Wallace                      1/01                       18

Turner Investment Partners, Inc.
Portfolio managers                Since               Years in industry
William C. McVail, CFA            8/03                       17
Christopher K. McHugh             8/03                       18
Frank L. Sustersic                8/03                       15
Jason D. Schrofberger, CFA        8/03                       10

Bjurman, Barry & Associates
Portfolio managers                Since               Years in industry
O. Thomas Barry III, CFA, CIC     8/03                       26
G. Andrew Bjurman, CFA, CIC       8/03                       34
Stephen W. Shipman, CFA           8/03                       11

UBS Global Asset Management Inc.
Portfolio managers                Since               Years in industry
Paul A. Graham, Jr., CFA          8/03                       18
David N. Wabnik                   8/03                       13

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 1/24/01      B: 1/24/01      C: 1/24/01      Y: 1/24/01

Ticker symbols by class
A: AXSCX        B: ASGBX        C: APRCX        Y: --

Total net assets                                         $268.2 million

Number of holdings                                                  389

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                         LARGE
                         MEDIUM  SIZE
                   X     SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)
(pie chart)
Information technology 33.8%
Health care 17.8%
Consumer discretionary 12.7%
Financials 8.1%
Industrials 7.9%
Energy 6.9%
Materials 5.6%
Short-term securities* 2.8%
Consumer staples 2.6%
Utilities 1.2%
Telecommunications 0.5%
Telecommunications services 0.1%

* 2.2% of portfolio assets is due to security lending activity. 0.6% of portfolio assets is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsemi (Electronics)                                             1.1%
Landstar System (Industrial transportation)                         0.9
Steel Dynamics (Metals)                                             0.8
Quicksilver Resources (Utilities -- natural gas)                    0.7
Cognizant Technology Solutions
(Computer software & services)                                      0.7
Scientific Games Cl A (Lodging & gaming)                            0.7
Jupitermedia (Computer software & services)                         0.7
Ceradyne (Industrial services)                                      0.6
Trimble Navigation (Electronics)                                    0.6
CACI Intl Cl A (Computer software & services)                       0.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Performance Summary

(bar graph)

                             PERFORMANCE COMPARISON
                 For the six-month period ended Sept. 30, 2004

                     (bar 1)         (bar 2)         (bar 3)
                     -9.13%          -5.92%          -6.86%

(bar 1) AXP Partners Small Cap Growth Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Growth Index(1) (unmanaged)
(bar 3) Lipper Small-Cap Growth Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Small-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                Class B                  Class C                Class Y
(Inception dates)            (1/24/01)              (1/24/01)                (1/24/01)              (1/24/01)
                         NAV(1)     POP(2)     NAV(1)   After CDSC(3)   NAV(1)   After CDSC(4)   NAV(5)   POP(5)
as of Sept. 30, 2004
6 months*                -9.13%     -14.35%    -9.58%      -14.10%      -9.58%      -10.48%      -9.09%   -9.09%
1 year                   +4.74%      -1.29%    +3.75%       -0.25%      +3.75%       +3.75%      +4.99%   +4.99%
3 years                  +3.13%      +1.11%    +2.35%       +1.38%      +2.35%       +2.35%      +3.21%   +3.21%
Since inception          -6.46%      -7.95%    -7.17%       -7.94%      -7.17%       -7.17%      -6.32%   -6.32%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Growth Fund's portfolio is managed by four independent money management firms that invest a portion of Fund assets in growth stocks of small companies to seek long-term growth of capital. For the six months ended Sept. 30, 2004, the Fund's Class A shares, excluding sales charge, fell 9.13%. The Fund underperformed its benchmark, the Russell 2000(R) Growth Index, which declined 5.92% and its peer group, as represented by the Lipper Small-Cap Growth Funds Index, which dropped 6.86% for the period. RS Investment Management, Turner Investment Partners, UBS Global Asset Management, and Bjurman, Barry & Associates managed 35.3%, 23%, 22.3% and 19.4% of the Fund's portfolio, respectively, as of Sept. 30, 2004.

Q: What factors affected performance for your portion of the Fund during the six-month period ended Sept. 30, 2004?

    RS: Our portion of the Fund turned in disappointing results for the semiannual reporting period, underperforming the Russell 2000 Growth Index. Except for a growth-led rally in September, traditional fast growing companies continued to be ignored for most of the period. We suffered as investors discounted a slowing growth environment led by higher oil prices and rising interest rates. While we would expect valuations to contract in an uncertain environment, we were surprised by the magnitude of the decline in some of our positions that we thought possessed excellent growth prospects and reasonable valuations.

    Specifically, our semiconductor capital equipment stocks contributed the most to our underperformance during the period. Capacity utilization rates peaked and inventory levels at semiconductor companies rose over the summer. Holdings such as Credence Systems, Kulicke and Soffa Industries and Axcelis Technologies reported weaker-than-expected third quarter outlooks and their stock prices sank rapidly. Because we believed their stock prices had declined more than the industry slowdown warranted, we kept our positions in Credence and Axcelis. However, we did eliminate Kulicke and Soffa from the portfolio. The broader technology sector turned in mostly negative results for us during the period. Shanda Interactive Entertainment, one of the largest operators of online games in China, was a positive for our performance while Netopia, a wireless telecom products and services provider, was a negative.

    The consumer discretionary sector also caused a drag on our results. Multimedia Games surprised investors when they reported second quarter revenues slightly under analysts' estimates. Despite this

--------------------------------------------------------------------------------
5   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We were surprised by the magnitude of the decline in some of our positions that we thought possessed excellent growth prospects and reasonable valuations. (end callout quote)

       -- RS Investments

    short-term weakness, we maintained our position in the stock, which reflected low expectations for growth. 24/7 Real Media was another position that hurt our portfolio during the period. The stock's decline was most likely due to a disappointing earnings announcement by a top competitor in the online advertising services industry. 24/7 Real Media continues to be a top holding in our portfolio as we believe they can expand and take market share in a growing, rapidly consolidating industry.

    On the brighter side, energy-related positions represented a higher-than-Russell 2000 Growth Index weighting which helped fuel relative outperformance in that sector. Oil prices at near-record highs were beneficial for the earnings performance of our exploration and production companies. Another sector that contributed positive results during the period was the materials and processing sector. We maintained a reasonable weighting to this growth cyclical group for most of this year and it continued to help returns for our portion of the Fund. Long-term holding Simpson Manufacturing performed well as the company has seen revenues accelerate and margins and return-on-equity expand.

    Turner: Our portion of the Fund outperformed the Russell 2000 Growth Index for the semiannual reporting period ending Sept. 30, 2004. The majority of outperformance over the six months can be attributed to holdings in the energy, materials and processing, and autos and transportation sectors. In the energy sector, the oil and gas production industry was the top relative industry performer. Specifically, Quicksilver Resources and Southwestern Energy were both strong contributors to our performance. The steel industry in the materials and processing sector also produced strong relative results. Steel Dynamics was the lead stock contributor in the steel

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The majority of outperformance over the six months can be attributed to holdings in the energy, materials and processing, and autos and transportation sectors. (end callout quote)

       -- Turner Investment Partners

    industry over this time frame. The autos and transportation sector had a positive effect on performance, particularly our holdings in the marine shipping and air freight/couriers industries.

    Stock selection in the technology, producer durables and consumer discretionary sectors proved detrimental to our performance. Technology was the lead sector detractor for the time period. A majority of the underperformance can be attributed to holdings in the semiconductor industry, specifically Silicon Storage Technology and Integrated Silicon Solution. In the producer durables sector, holdings in the electronic production equipment industry had a negative impact on performance. In the consumer discretionary sector, the specialty store industry detracted from performance. Sports Authority was our worst-performing stock in the specialty store industry. Our health care stocks also hindered results.

    UBS Global Asset Management: During the semiannual reporting period ended Sept. 30, 2004, our portion of the Fund outperformed the Russell 2000 Growth Index. Our returns were helped by both good stock and sector selection. In particular, stock selection was strong in the information technology, materials and consumer discretionary sectors. In terms of sector allocations, our results were helped by our larger-than-Russell 2000 Growth Index weighting in the strongly performing energy sector and by our smaller-than-Russell 2000 Growth Index weighting in the poorly performing information technology sector. On the negative side, a smaller-than-Russell 2000 Growth Index weighting in the strongly performing materials sector hurt our returns.

    Several top individual contributors to our performance during the period were Cognizant Technology Solutions, CACI International, Steel Dynamics, ESCO Technologies and Electronics Boutique

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our results were helped by our larger-than-Russell 2000 Growth Index weighting in the strongly performing energy sector and by our smaller-than-Russell 2000 Growth Index weighting in the poorly performing information technology sector. (end callout quote)

       -- UBS Global Asset Management

    Holdings. All of these companies benefited from strong earnings reports and upward revisions in earnings estimates. The top detractors from our portfolio's results for the period were Cognex, Inamed, Taro
    Pharmaceuticals, Pediatrix Medical Group and Chico's FAS.

    Bjurman Barry: Our performance for the semiannual reporting period ending Sept. 30, 2004 continued to be negatively impacted by investor concerns regarding the Federal Reserve Board's intent to raise interest rates, the high price of oil, potential terrorist threats and mixed economic signals. The negative sentiment appeared to reach an extreme in mid-August.

    Our portion of the Fund underperformed the Russell 2000 Growth Index over the six months. Earlier in the period, our portfolio's returns were hurt by the sell-off in the technology sector, an area where we had a larger-than-Russell 2000 Growth Index weighting. Later on, our underperformance was largely attributed to our heavy concentration in micro- and small-capitalization stocks. Companies with larger capitalizations significantly outperformed smaller-cap companies. At the end of the period, approximately 35% of the Russell 2000 Growth Index consisted of companies with market capitalizations above $1 billion. Only 5% of our portfolio was invested in companies over $1 billion in market cap. Finally, our portion of the Fund was heavily focused on companies showing the highest projected earnings growth, which underperformed companies with lower growth.

Q:  Based on your outlook, how are you positioning your portfolio?

    RS: Although we are disappointed with our performance for this reporting period, we remain focused on finding exceptional growth opportunities at reasonable valuations. Our valuation levels, averaging 19 times our 2005 earnings-per-share (EPS) estimates, appear attractive relative to 2005 EPS growth

--------------------------------------------------------------------------------
8   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our portion of the Fund was heavily focused on companies showing the highest projected earnings growth, which underperformed companies with lower growth. (end callout quote)

       -- Bjurman Barry

    rates averaging 40%. We believe our portfolio is well positioned to benefit from pockets of strength we are finding in the U.S. economy. In our view, the current valuations of our holdings are favorable.

    Turner: We don't know when fundamentals will matter again to the stock market. However, we do know that fundamentals, especially earnings and earnings prospects, drive the stock market over time. When the market does begin to pay attention to these factors again, we believe our portfolio will do well. Indeed, we believe the U.S. stock market may snap out of its lackluster performance for the year-to-date and rally in the fourth quarter and early 2005. That's based on our outlook that the economic recovery is likely to continue and corporate profits, despite some well-publicized exceptions, may be stronger than expected. The areas of the stock market that we think offer especially good return potential now include: staffing-services firms, security-software providers, makers of biotechnology products, makers of broadband-communications systems, health-maintenance organizations and firms in cyclical industries such as metals and industrial products that tend to perform well when the economic cycle is maturing.

    UBS Global Asset Management: As of the end of the period, our portion of the Fund remained well diversified with all sector weightings within 3% of the index weightings. Our portfolio had larger-than-Russell 2000 Growth Index weightings in the energy, health care and consumer staples sectors. Conversely, we had lower-than-Russell 2000 Growth Index weightings in the materials, industrials, and information technology and telecommunications sectors.

    We remain cautiously optimistic on the outlook for small-capitalization stocks. Third quarter small-cap earnings are estimated to be up approximately 27%

--------------------------------------------------------------------------------
9   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    year-over-year. Although these growth estimates have recently been revised downward, small-cap profit growth should once again be above that of large-cap stocks. While small-cap earnings growth prospects remain favorable, relative valuations have moved back to their long-term historical averages. Given this environment, our focus continues to be on investing in companies with strong competitive positions that will enable them to generate above-average sales and earnings growth. We think companies exhibiting these characteristics have the potential to produce above-average stock price appreciation.

    Bjurman Barry: During the semiannual reporting period, we continued to invest in companies we believed were the fastest growing but that also had undervalued stock prices. Most of the changes made during the six months focused on selling stocks of companies that reported slower-than-expected growth and purchasing faster growing companies.

    Our outlook calls for the U.S. economy to grow steadily over the next year, resulting in strong corporate profit growth as well. Therefore, we have positioned our portion of the Fund to benefit from continued economic growth. We have larger-than-Russell 2000 Growth Index weightings in the technology, energy, basic materials, manufacturing and transportation sectors.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Growth Fund

Sept. 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.0%)
Issuer                                        Shares               Value(a)

Aerospace & defense (0.8%)
ARGON ST                                       19,200(b)           $537,600
Armor Holdings                                  9,940(b)            413,603
Innovative Solutions & Support                 23,190(b)            568,851
United Industrial                              18,000               592,020
Total                                                             2,112,074

Airlines (0.1%)
Pinnacle Airlines                              24,100(b)            243,410

Automotive & related (0.4%)
American Axle & Mfg Holdings                   22,000               643,720
Winnebago Inds                                  8,860               306,910
Total                                                               950,630

Banks and savings & loans (3.7%)
Bank of the Ozarks                              8,850               263,111
BankUnited Financial Cl A                      33,510(b)            976,817
Boston Private Financial Holdings              18,350               458,016
East West Bancorp                              41,040             1,378,533
Glacier Bancorp                                29,837               870,047
Harbor Florida Bancshares                       8,700               270,570
Investors Financial Services                   28,420             1,282,595
New Century Financial                           7,590               457,070
PrivateBancorp                                 15,000               404,400
Silicon Valley Bancshares                       8,630(b)            320,777
Southwest Bancorp of Texas                     46,850               943,559
UCBH Holdings                                  36,200             1,414,333
Wintrust Financial                             13,680               783,590
Total                                                             9,823,418

Beverages & tobacco (0.9%)
Central European Distribution                  43,000(b)            960,620
Constellation Brands                           18,800(b)            715,528
Cott                                           25,500(b,c)          735,420
Total                                                             2,411,568

Broker dealers (0.4%)
Affiliated Managers Group                      21,825(b)          1,168,511

Building materials & construction (1.2%)
Beacon Roofing Supply                          12,300(b)            201,720
Eagle Materials                                 5,870               418,531
Florida Rock Inds                              18,100               886,719
Genlyte Group                                   7,100(b)            457,169
Simpson Mfg                                    19,000             1,200,800
Total                                                             3,164,939

Cellular telecommunications (0.5%)
Alamosa Holdings                              109,120(b)            833,677
SBA Communications                             72,550(b)            507,850
Total                                                             1,341,527

Chemicals (1.1%)
Airgas                                         23,090               555,776
American Vanguard                              15,000               536,100
Georgia Gulf                                    6,730               300,091
Hercules                                       34,900(b)            497,325
Immucor                                        36,950(b)            914,513
Terra Inds                                     14,700(b)            127,302
Total                                                             2,931,107

Computer hardware (2.4%)
Artesyn Technologies                           26,250(b)            261,975
Engineered Support Systems                     33,820             1,543,544
FARO Technologies                              36,000(b)            732,240
Insight Enterprises                            25,950(b)            436,998
Kronos                                         15,420(b)            682,952
PalmOne                                        25,400(b)            773,176
RadiSys                                        25,300(b)            352,935
SanDisk                                        17,300(b)            503,776
Synaptics                                      19,630(b)            395,741
Varian                                         17,080(b)            646,820
Total                                                             6,330,157

Computer software & services (16.7%)
Advent Software                                25,310(b)            425,967
Akamai Technologies                            23,070(b)            324,134
Ask Jeeves                                     23,020(b)            752,984
Avid Technology                                11,720(b)            549,316
Avocent                                         9,400(b)            244,682

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Computer software & services (cont.)
Blackboard                                     23,170(b)           $397,597
Blue Coat Systems                              19,110(b)            275,184
CACI Intl Cl A                                 32,840(b)          1,733,294
CAM Commerce Solutions                         20,000(b)            285,800
CNET Networks                                  59,930(b)            548,360
Cognizant Technology Solutions                 65,800(b)          2,007,557
Corillian                                     295,640(b)          1,362,900
Cryptologic                                    41,600(c)            644,384
Dendrite Intl                                  83,490(b)          1,345,859
DiamondCluster Intl Cl A                       47,320(b)            577,304
Digital River                                  53,760(b)          1,600,973
Digitas                                       125,020(b)            966,405
Dot Hill Systems                               43,300(b)            347,266
Epicor Software                               118,050(b)          1,420,142
F5 Networks                                    24,710(b)            752,667
FactSet Research Systems                       10,700               515,740
Fair Isaac                                     20,700               604,440
Foundry Networks                               34,400(b)            326,456
Global Payments                                12,660               677,943
Hyperion Solutions                             13,880(b)            471,781
Identix                                        50,980(b)            339,527
InfoSpace                                      33,810(b)          1,602,255
j2 Global Communications                       46,860(b)          1,480,307
Jupitermedia                                  102,450(b)          1,823,609
M-Systems Flash Disk Pioneers                  36,950(b,c)          610,414
Magma Design Automation                        26,400(b)            398,112
Manchester Technologies                        61,000(b)            305,610
MAXIMUS                                        15,900(b)            458,079
MicroStrategy Cl A                             25,000(b)          1,027,250
Navarre                                        96,250(b)          1,394,663
Navigant Consulting                            28,730(b)            630,911
NAVTEQ                                         14,200(b)            506,088
NetFlix                                        29,820(b,d)          459,824
NIC                                            70,000(b)            375,200
Opsware                                        58,660(b)            329,083
Pacific Internet                               49,500(b,c)          328,680
PalmSource                                     33,290(b)            690,435
Priceline.com                                  22,300(b)            494,391
Resources Connection                           24,930(b)            941,855
RSA Security                                   59,960(b)          1,157,228
Sapient                                        65,370(b)            498,773
Secure Computing                               92,850(b)            704,732
Shanda Interactive Entertainment               25,050(b,c)          601,200
SRA Intl Cl A                                  10,000(b)            515,600
SupportSoft                                    82,640(b)            804,914
Take-Two Interactive Software                  14,520(b)            476,982
THQ                                            20,500(b)            398,930
TIBCO Software                                 89,940(b)            765,389
Tyler Technologies                             80,000(b)            707,200
ValueClick                                    127,110(b)          1,199,918
Verint Systems                                 20,270(b)            746,747
Viewpoint                                     299,340(b)            688,482
WebEx Communications                           32,700(b)            713,514
Websense                                       10,480(b)            436,702
Webzen ADR                                    121,470(b,c)          747,041
Witness Systems                                31,610(b)            507,973
Total                                                            45,026,753

Electronics (11.6%)
Advanced Power Technology                      50,000(b)            425,500
Artisan Components                             18,100(b)            526,891
August Technology                              22,000(b)            151,140
Axcelis Technologies                           75,450(b)            624,726
Bel Fuse Cl B                                  35,000             1,157,800
Benchmark Electronics                          47,850(b)          1,425,930
California Micro Devices                      121,180(b)            936,721
Cognex                                         44,620             1,169,044
Credence Systems                              133,310(b)            959,832
Cree                                           38,350(b,d)        1,170,826
CyberOptics                                    30,000(b)            463,200
Cymer                                           6,700(b)            192,022
Daktronics                                     32,500(b)            794,625
Diodes                                         25,000(b)            644,000
ESCO Technologies                              12,000(b)            813,120
Exar                                           29,770(b)            421,543
FuelCell Energy                                27,500(b)            281,875
GrafTech Intl                                  44,570(b)            621,752
LaBarge                                        46,600(b)            377,460
Littelfuse                                     10,580(b)            365,327
Microsemi                                     207,170(b)          2,921,096
Misonix                                        37,400(b)            255,442
Molecular Devices                              10,800(b)            254,556
Pixelworks                                     61,430(b)            614,914
Power Integrations                             23,300(b)            476,019
Presstek                                       85,210(b)            823,981
RAE Systems                                   108,800(b)            607,104
Raven Inds                                     22,200               986,790
Rudolph Technologies                           18,700(b)            313,038
ScanSource                                      7,210(b)            459,998
Semtech                                        26,800(b)            513,756
Sigmatel                                       32,600(b)            691,446
Silicon Image                                 122,130(b)          1,543,723
Skyworks Solutions                            106,610(b)          1,012,795
Somanetics                                     41,300(b)            543,095

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Electronics (cont.)
Sonic Solutions                                81,130(b)         $1,324,042
Standard Microsystems                          12,000(b)            210,120
Taser Intl                                      9,700(b)            364,235
Technology Research                            42,700               292,495
Trimble Navigation                             55,500(b)          1,753,800
TTM Technologies                               48,100(b)            427,609
Varian Semiconductor
  Equipment Associates                          8,360(b)            258,324
Verisity                                       27,000(b)            187,650
Volterra Semiconductor                          2,700(b)             33,561
X-Rite                                         40,100               584,257
Total                                                            30,977,180

Energy (2.7%)
Callon Petroleum                               23,200(b)            294,176
Comstock Resources                             34,440(b)            720,485
Denbury Resources                              33,200(b)            843,280
KCS Energy                                     84,422(b)          1,174,310
Patina Oil & Gas                               37,800             1,117,746
Petroleum Development                          36,500(b)          1,599,430
Remington Oil & Gas                            21,400(b)            561,750
TETRA Technologies                             33,600(b)          1,043,280
Total                                                             7,354,457

Energy equipment & services (4.3%)
BJ Services                                    14,500               759,945
Brigham Exploration                            88,570(b)            832,558
Cal Dive Intl                                  27,910(b)            994,154
CARBO Ceramics                                  6,900               497,766
Core Laboratories                              23,020(b,c)          566,062
Dawson Geophysical                             55,000(b)          1,151,150
ENSCO Intl                                     20,000               653,400
Excel Maritime Carriers                         2,200(b,c)           92,576
General Maritime                               16,890(b)            588,279
Headwaters                                     55,200(b)          1,703,471
Holly                                          10,370               264,435
Hydril                                         28,170(b)          1,209,902
Natl-Oilwell                                   16,800(b)            552,048
Patterson-UTI Energy                           30,600               583,542
Precision Drilling                             15,010(b,c)          863,075
RPC                                            15,400               275,352
Total                                                            11,587,715

Engineering & construction (1.0%)
Dycom Inds                                     33,200(b)            942,548
EMCOR Group                                     7,200(b)            270,864
Hovnanian Enterprises Cl A                     15,600(b)            625,560
Washington Group Intl                          28,180(b)            975,592
Total                                                             2,814,564

Environmental services (0.4%)
Waste Connections                              37,730(b)          1,195,286

Finance companies (0.5%)
Accredited Home Lenders Holding                16,750(b)            645,210
Natl Financial Partners                        19,360               692,701
Total                                                             1,337,911

Financial services (0.9%)
Heidrick & Struggles Intl                      40,000(b)          1,152,800
iPayment                                       16,800(b)            674,688
Jackson Hewitt Tax Service                     16,650               336,830
Jefferies Group                                10,700               368,829
Total                                                             2,533,147

Food (1.0%)
Hansen Natural                                 40,000(b)            964,800
Performance Food Group                         16,470(b)            390,339
Provide Commerce                               50,250(b)          1,049,723
United Natural Foods                            8,330(b)            221,578
Total                                                             2,626,440

Health care products (11.6%)
Able Laboratories                              36,770(b)            704,513
Acambis                                         9,500(b,c)          104,215
Access Pharmaceuticals                        140,460(b)            827,309
Advanced Medical Optics                        22,480(b)            889,534
Advanced Neuromodulation
  Systems                                      16,400(b)            497,740
Affymetrix                                      9,000(b)            276,390
Alexion Pharmaceuticals                        26,500(b)            477,000
Align Technology                                4,690(b)             71,663
American Medical
  Systems Holdings                             17,800(b)            645,606
Amylin Pharmaceuticals                         12,000(b)            246,240
Angiotech Pharmaceuticals                      35,000(b,c)          709,450
ArthroCare                                     34,600(b)          1,013,434
Corgentech                                     14,800(b)            252,636
Cytyc                                          36,800(b)            888,720
Digene                                         20,860(b)            541,526
eResearch Technology                           30,000(b)            399,900
Exactech                                       35,100(b)            717,795
First Horizon Pharmaceutical                   68,700(b)          1,374,687
GeoPharma                                      97,700(b)            402,524
Given Imaging                                  10,610(b,c)          407,955
Impax Laboratories                             38,410(b)            589,978
Inamed                                         30,290(b)          1,443,923
Incyte                                         41,500(b)            399,645
Inhibitex                                      32,000(b)            203,200
Intuitive Surgical                             15,000(b)            371,250

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Health care products (cont.)
IRIS Intl                                      23,500(b)           $186,825
Isis Pharmaceuticals                           33,100(b)            162,190
Kinetic Concepts                                3,200(b)            168,160
LifeCell                                      113,200(b)          1,132,000
Martek Biosciences                              8,510(b)            413,926
Medicines Company                              16,300(b)            393,482
Mentor                                         12,460               419,653
MGI Pharma                                     33,680(b)            898,919
Mine Safety Appliances                         23,980               976,466
Nabi Biopharmaceuticals                        41,240(b)            551,791
Nektar Therapeutics                            25,070(b)            363,014
Neurocrine Biosciences                          9,870(b)            465,469
Noven Pharmaceuticals                          32,900(b)            685,636
NPS Pharmaceuticals                            16,400(b)            357,192
Onyx Pharmaceuticals                           20,180(b)            867,942
Oscient Pharmaceuticals                        69,180(b,d)          245,589
Palomar Medical Technologies                   55,000(b)          1,205,600
Patterson Companies                            14,300(b)          1,094,808
Penwest Pharmaceuticals                        19,900(b)            224,671
Pharmion                                        9,660(b)            499,383
ResMed                                         22,730(b)          1,082,175
Rigel Pharmaceuticals                          19,050(b)            481,965
Salix Pharmaceuticals                          16,075(b)            345,934
Serologicals                                   22,400(b)            522,592
Taro Pharmaceuticals Inds                      11,800(b,c)          275,884
Techne                                         11,410(b)            435,634
Telik                                          20,300(b)            452,690
United Therapeutics                             7,700(b)            268,961
USANA Health Sciences                          13,330(b)            463,884
Vaxgen                                         70,000(b)            934,500
Xenogen                                        52,800(b)            337,920
Total                                                            31,371,688

Health care services (6.4%)
Amedisys                                       30,000(b)            898,500
American Healthways                            17,880(b)            520,487
Centene                                        20,790(b)            885,238
Cerner                                         13,410(b)            580,117
Durect                                         67,790(b,d)           94,906
Fisher Scientific Intl                         11,900(b)            694,127
Genesis HealthCare                             20,330(b)            618,235
Healthcare Services Group                      51,300               921,348
Inveresk Research Group                        15,800(b)            582,862
Kindred Healthcare                             49,420(b)          1,205,848
Magellan Health Services                       44,710(b)          1,634,597
Matria Healthcare                              29,660(b)            839,675
NeighborCare                                    2,600(b)             65,910
Odyssey HealthCare                             36,775(b)            652,756
Omnicell                                       27,300(b)            360,906
Pediatrix Medical Group                        23,000(b)          1,261,550
Pharmaceutical Product
  Development                                  20,280(b)            730,080
QLT                                            58,600(b,c)          975,690
Select Medical                                 52,410               703,866
Sierra Health Services                         17,530(b)            840,213
United Surgical Partners Intl                  19,600(b)            673,260
VCA Antech                                     65,900(b)          1,359,517
WellCare Health Plans                           6,300(b)            119,385
Total                                                            17,219,073

Home building (1.0%)
NVR                                             2,550(b)          1,405,050
Ryland Group                                   13,210             1,224,039
Total                                                             2,629,089

Household products (0.8%)
Inter Parfums                                  54,680               746,382
JAKKS Pacific                                  11,600(b)            266,800
Lifetime Hoan                                  18,300               271,755
Nautilus Group                                 16,100               363,699
Rayovac                                        18,850(b)            496,698
Total                                                             2,145,334

Industrial services (0.7%)
Ceradyne                                       40,350(b)          1,771,769

Industrial transportation (2.6%)
EGL                                            52,490(b)          1,588,347
Landstar System                                40,190(b)          2,358,350
Old Dominion Freight Line                      40,000(b)          1,152,400
UTI Worldwide                                  22,290(c)          1,310,875
Wabash Natl                                    15,990(b)            439,245
Total                                                             6,849,217

Insurance (1.0%)
Bristol West Holdings                          23,760               407,246
Direct General                                 11,930               345,016
Platinum Underwriters Holdings                 13,130(c)            384,446
Selective Insurance Group                      15,330               570,276
USI Holdings                                   29,310(b)            400,082
United Fire & Casualty                          8,200               470,106
Total                                                             2,577,172

Investment companies (0.4%)
iShares Russell 2000 Index Fund                10,200(d)          1,163,004

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Leisure time & entertainment (1.5%)
Lions Gate Entertainment                       52,700(b,c)         $458,490
Multimedia Games                              103,680(b)          1,607,041
RC2                                            24,420(b)            803,418
SCP Pool                                       12,445               332,779
Shuffle Master                                 12,740(b)            477,240
Steinway Musical Instruments                   12,000(b)            326,400
Total                                                             4,005,368

Lodging & gaming (0.9%)
Aztar                                          12,630(b)            334,695
Bluegreen                                       5,700(b)             63,441
Scientific Games Cl A                         100,150(b)          1,912,865
Total                                                             2,311,001

Machinery (0.9%)
Met-Pro                                        28,366               373,013
Middleby                                       28,000             1,474,200
Roper Inds                                     10,870               624,590
Total                                                             2,471,803

Media (1.6%)
24/7 Real Media                               275,092(b)          1,053,601
aQuantive                                      52,350(b)            505,178
Central European
  Media Enterprises                            16,650(b,c)          472,194
Cumulus Media Cl A                             35,200(b)            506,528
iVillage                                       79,200(b)            475,200
Macrovision                                    15,720(b)            378,538
Salem Communications Cl A                       9,100(b)            230,412
Ventiv Health                                  37,500(b)            635,625
Total                                                             4,257,276

Metals (3.4%)
Allegheny Technologies                         26,810               489,283
Century Aluminum                               20,760(b)            575,675
Cleveland-Cliffs                                7,000(b)            566,090
Commercial Metals                              32,880             1,305,993
Mueller Inds                                   17,200               738,740
NS Group                                       50,000(b)            925,000
Olympic Steel                                  19,400(b)            366,660
PAN American Silver                            15,420(b,c)          263,269
Quanex                                         17,280               886,118
Steel Dynamics                                 56,530             2,183,188
Steel Technologies                             35,100               899,157
Total                                                             9,199,173

Miscellaneous (0.4%)
Cogent                                         13,420(b)            244,512
Color Kinetics                                 28,800(b)            368,640
EVCI Career Colleges                           81,400(b)            575,091
Total                                                             1,188,243

Multi-industry (1.1%)
Korn/Ferry Intl                                39,520(b)            720,449
Labor Ready                                    19,900(b)            278,998
MPS Group                                      56,250(b)            473,063
Sitel                                         141,900(b)            306,504
Stratasys                                      20,000(b)            631,100
Strayer Education                               3,700               425,537
The Andersons                                   4,300                89,655
Total                                                             2,925,306

Real estate investment trust (1.3%)
American Financial Realty Trust                 8,600               121,346
BioMed Realty Trust                            18,800               330,692
Government Properties Trust                     9,100                86,450
Highland Hospitality                           11,300               128,820
HomeBanc                                       67,150(b)            604,350
Mills                                          15,400               798,798
Ventas                                         53,260             1,380,499
Total                                                             3,450,955

Restaurants (1.4%)
CKE Restaurants                                58,400(b)            645,320
PF Chang's China Bistro                        13,260(b)            642,977
Panera Bread Cl A                              15,600(b)            585,624
RARE Hospitality Intl                          13,030(b)            347,250
Ruby Tuesday                                   30,700               855,609
Sonic                                          23,860(b)            611,532
Total                                                             3,688,312

Retail -- general (4.0%)
Aeropostale                                    43,650(b)          1,143,630
Bon-Ton Stores                                 41,390               504,544
Coldwater Creek                                52,195(b)          1,089,310
Dick's Sporting Goods                          14,370(b)            511,859
eCost.com                                      22,300(b)            167,473
Electronics Boutique Holdings                  20,400(b)            695,640
Guitar Center                                  17,800(b)            770,740
Hughes Supply                                  17,080               513,596
Men's Wearhouse                                40,000(b)          1,162,000
Overstock.com                                  13,020(b)            478,225
PC Mall                                        96,200(b)          1,470,897
PETCO Animal Supplies                          27,900(b)            911,214

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Retail -- general (cont.)
Stamps.com                                     19,370(b)           $257,621
Stein Mart                                     33,950(b)            516,719
Tractor Supply                                 13,270(b)            417,209
Total                                                            10,610,677

Telecom equipment & services (3.7%)
ACT Teleconferencing                          332,310(b)            418,711
Alvarion                                       59,910(b,c)          775,235
Applied Signal Technology                      47,880             1,531,681
AudioCodes                                     34,520(b,c)          434,607
C-COR                                          20,600(b)            174,070
Digi Intl                                      43,700(b)            499,491
Ditech Communications                          37,472(b)            838,998
Nextel Partners Cl A                           64,480(b)          1,069,078
NMS Communications                            113,850(b)            555,588
Novatel Wireless                               32,280(b)            758,580
Orbimage                                       39,600(b,d)          534,600
Powerwave Technologies                         98,580(b)            607,253
Sonus Networks                                 73,650(b)            414,650
Tele Celular Sul Participacoes                 50,300(c)            717,781
ViaSat                                         32,030(b)            643,803
Total                                                             9,974,126

Textiles & apparel (2.3%)
Charlotte Russe Holding                        57,170(b)            656,312
Chico's FAS                                    26,200(b)            896,040
Deckers Outdoor                                46,100(b,d)        1,567,399
Dixie Group                                    53,300(b)            599,625
Genesco                                        24,050(b)            566,378
Jos A Bank Clothiers                           53,840(b,d)        1,490,291
Rocky Shoes & Boots                            17,800(b)            311,500
Total                                                             6,087,545

Utilities -- natural gas (1.2%)
Quicksilver Resources                          61,670(b)          2,014,759
Southern Union                                 45,940(b)            941,760
Southwestern Energy                             7,710(b)            323,743
Total                                                             3,280,262

Utilities -- telephone (0.2%)
Commonwealth Telephone
  Enterprises                                   8,810(b)            383,675
Primus Telecommunications Group                16,450(b)             24,182
Total                                                               407,857

Total common stocks
(Cost: $242,664,890)                                           $265,515,044

Short-term securities (2.8%)(e)
Issuer                 Effective              Amount               Value(a)
                         Yield              payable at
                                             maturity

Commercial paper
General Electric Capital
      10-01-04            1.88%            $5,400,000            $5,399,718
Household Finance
      10-01-04            1.89              2,200,000             2,199,885

Total short-term securities
(Cost: $7,600,000)                                               $7,599,603

Total investments in securities
(Cost: $250,264,890)(f)                                        $273,114,647

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2004, the value of foreign securities represented 4.7% of net assets.

(d) At Sept. 30, 2004, the security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.3% of net assets. See Note 5 to the financial statements. 0.5% of net assets is the Fund's cash equivalent position.

(f) At Sept. 30, 2004, the cost of securities for federal income tax purposes was approximately $250,265,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 37,225,000
     Unrealized depreciation                                    (14,375,000)
                                                                -----------
     Net unrealized appreciation                               $ 22,850,000
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Growth Fund

Sept. 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $250,264,890)                                                                      $273,114,647
Cash in bank on demand deposit                                                                            1,436,306
Capital shares receivable                                                                                    28,953
Dividends and accrued interest receivable                                                                    43,822
Receivable for investment securities sold                                                                 4,299,294
                                                                                                          ---------
Total assets                                                                                            278,923,022
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       65,753
Payable for investment securities purchased                                                               4,479,947
Payable upon return of securities loaned (Note 5)                                                         6,071,000
Accrued investment management services fee                                                                    6,698
Accrued distribution fee                                                                                      3,574
Accrued transfer agency fee                                                                                   2,101
Accrued administrative services fee  581
Other accrued expenses                                                                                      100,728
                                                                                                            -------
Total liabilities                                                                                        10,730,382
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $268,192,640
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    680,401
Additional paid-in capital                                                                              284,547,958
Net operating loss                                                                                       (2,228,991)
Accumulated net realized gain (loss) (Note 7)                                                           (37,656,485)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    22,849,757
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $268,192,640
                                                                                                       ============
Net assets applicable to outstanding shares:               Class A                                     $176,553,816
                                                           Class B                                     $ 79,948,171
                                                           Class C                                     $  7,376,060
                                                           Class I                                     $  4,154,764
                                                           Class Y                                     $    159,829
Net asset value per share of outstanding capital stock:    Class A shares           44,385,186         $       3.98
                                                           Class B shares           20,670,997         $       3.87
                                                           Class C shares            1,906,788         $       3.87
                                                           Class I shares            1,037,177         $       4.01
                                                           Class Y shares               39,993         $       4.00
* Including securities on loan, at value (Note 5)                                                      $  5,640,020
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Partners Small Cap Growth Fund

Six months ended Sept. 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                               $   373,196
Interest                                                                                                     21,116
Fee income from securities lending (Note 5)                                                                  36,533
   Less foreign taxes withheld                                                                                 (187)
                                                                                                               ----
Total income                                                                                                430,658
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                        1,224,194
Distribution fee
   Class A                                                                                                  232,404
   Class B                                                                                                  441,637
   Class C                                                                                                   39,715
Transfer agency fee                                                                                         411,991
Incremental transfer agency fee
   Class A                                                                                                   29,637
   Class B                                                                                                   23,646
   Class C                                                                                                    2,074
Service fee -- Class Y                                                                                           70
Administrative services fees and expenses                                                                   117,045
Compensation of board members                                                                                 4,248
Custodian fees                                                                                              101,350
Printing and postage                                                                                         40,650
Registration fees                                                                                            13,167
Audit fees                                                                                                   10,000
Other                                                                                                         6,790
                                                                                                              -----
Total expenses                                                                                            2,698,618
   Earnings credits on cash balances (Note 2)                                                                (1,427)
                                                                                                             ------
Total net expenses                                                                                        2,697,191
                                                                                                          ---------
Investment income (loss) -- net                                                                          (2,266,533)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                               (6,639,546)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (21,554,761)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   (28,194,307)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(30,460,840)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Growth Fund
                                                                                    Sept. 30, 2004     March 31, 2004
                                                                                   Six months ended      Year ended
                                                                                      (Unaudited)
Operations
Investment income (loss) -- net                                                      $ (2,266,533)     $ (3,906,212)
Net realized gain (loss) on investments                                                (6,639,546)       59,943,361
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 (21,554,761)       49,922,876
                                                                                      -----------        ----------
Net increase (decrease) in net assets resulting from operations                       (30,460,840)      105,960,025
                                                                                      -----------       -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             19,162,611        67,923,609
   Class B shares                                                                       4,980,607        27,648,742
   Class C shares                                                                         530,405         2,292,271
   Class I shares                                                                       5,923,020           846,154
   Class Y shares                                                                          37,602            95,178
Payments for redemptions
   Class A shares                                                                     (31,470,149)      (48,163,772)
   Class B shares (Note 2)                                                            (16,667,640)      (17,214,233)
   Class C shares (Note 2)                                                             (1,100,753)       (1,862,449)
   Class I shares                                                                      (2,177,950)              (34)
   Class Y shares                                                                          (1,079)          (24,333)
                                                                                           ------           -------
Increase (decrease) in net assets from capital share transactions                     (20,783,326)       31,541,133
                                                                                      -----------        ----------
Total increase (decrease) in net assets                                               (51,244,166)      137,501,158
Net assets at beginning of period                                                     319,436,806       181,935,648
                                                                                      -----------       -----------
Net assets at end of period                                                          $268,192,640      $319,436,806
                                                                                     ============      ============
Undistributed (excess of distributions over) net investment income                   $ (2,228,991)     $     37,542
                                                                                     ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Growth Fund

(Unaudited as to Sept. 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with market capitalization, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000 Growth Index.

The Fund offers Class A, Class B, Class C, and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 1.55% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.92% to 0.795% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $87,843 for the six months ended Sept. 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with RS Investment Management, L.P., Bjurman, Barry and Associates, Turner Investment Partners, Inc. and UBS Global Asset Management Inc. Currently, AEFC anticipates allocating new assets so that over time each subadviser manages approximately one-quarter of the Fund. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $323,137 for Class A, $65,768 for Class B and $807 for Class C for the six months ended Sept. 30, 2004.

AEFC and its affiliates have agreed to waive certain fees and expenses until March 31, 2005. Under this agreement, net expenses will not exceed 1.70% for Class A, 2.46% for Class B, 2.46% for Class C, 1.20% for Class I and 1.52% for Class Y of the Fund's average daily net assets.

During the six months ended Sept. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $1,427 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $212,970,207 and $232,110,916, respectively, for the six months ended Sept. 30, 2004. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Sept. 30, 2004
                                              Class A      Class B       Class C     Class I    Class Y
Sold                                        4,772,707    1,256,026       132,966    1,419,272     9,388
Issued for reinvested distributions                --           --            --           --        --
Redeemed                                   (7,830,705)  (4,312,279)     (284,385)    (579,162)     (258)
                                           ----------   ----------      --------     --------      ----
Net increase (decrease)                    (3,057,998)  (3,056,253)     (151,419)     840,110     9,130
                                           ----------   ----------      --------      -------     -----

                                                                 Year ended March 31, 2004
                                              Class A      Class B       Class C     Class I*   Class Y
Sold                                       17,371,415    7,232,066       606,630      197,075    21,725
Issued for reinvested distributions                --           --            --           --        --
Redeemed                                  (12,137,193)  (4,585,356)     (490,438)          (8)   (5,899)
                                          -----------   ----------      --------           --    ------
Net increase (decrease)                     5,234,222    2,646,710       116,192      197,067    15,826
                                            ---------    ---------       -------      -------    ------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2004, securities valued at $5,640,020 were on loan to brokers. For collateral, the Fund received $6,071,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $36,533 for the six months ended Sept. 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $28,808,213 at March 31, 2004, that if not offset by capital gains will expire in 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(h)      2004        2003       2002        2001(b)
Net asset value, beginning of period                                    $4.38        $2.80      $ 4.43      $4.13       $5.09
                                                                        -----        -----      ------      -----       -----
Income from investment operations:
Net investment income (loss)                                             (.03)        (.04)       (.04)      (.03)         --
Net gains (losses) (both realized and unrealized)                        (.37)        1.62       (1.59)       .33        (.96)
                                                                        -----        -----      ------      -----       -----
Total from investment operations                                         (.40)        1.58       (1.63)       .30        (.96)
                                                                        -----        -----      ------      -----       -----
Net asset value, end of period                                          $3.98        $4.38      $ 2.80      $4.43       $4.13
                                                                        -----        -----      ------      -----       -----

Ratios/supplemental data
Net assets, end of period (in millions)                                  $177         $208        $118       $152         $30
Ratio of expenses to average daily net assets(c)                        1.63%(d)     1.64%       1.55%(e)   1.53%(e)    1.50%(d),(e)
Ratio of net investment income (loss) to average daily net assets      (1.33%)(d)   (1.18%)     (1.23%)    (1.02%)      (.03%)(d)
Portfolio turnover rate (excluding short-term securities)                 75%         224%        175%       153%         35%
Total return(f)                                                        (9.13%)(g)   56.43%     (36.79%)     7.29%     (18.86%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.79%, 1.89% and 4.37% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(h)      2004        2003       2002        2001(b)
Net asset value, beginning of period                                    $4.28        $2.76      $ 4.39      $4.12       $5.09
                                                                        -----        -----      ------      -----       -----
Income from investment operations:
Net investment income (loss)                                             (.05)        (.07)       (.06)      (.04)       (.01)
Net gains (losses) (both realized and unrealized)                        (.36)        1.59       (1.57)       .31        (.96)
                                                                        -----        -----      ------      -----       -----
Total from investment operations                                         (.41)        1.52       (1.63)       .27        (.97)
                                                                        -----        -----      ------      -----       -----
Net asset value, end of period                                          $3.87        $4.28      $ 2.76      $4.39       $4.12
                                                                        -----        -----      ------      -----       -----

Ratios/supplemental data
Net assets, end of period (in millions)                                   $80         $102         $58        $71          $8
Ratio of expenses to average daily net assets(c)                        2.40%(d)     2.40%       2.31%(e)   2.31%(e)    2.31%(d),(e)
Ratio of net investment income (loss) to average daily net assets      (2.10%)(d)   (1.94%)     (1.99%)    (1.81%)      (.78%)(d)
Portfolio turnover rate (excluding short-term securities)                 75%         224%        175%       153%         35%
Total return(f)                                                        (9.58%)(g)   55.07%     (37.13%)     6.55%     (19.06%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(h)      2004        2003       2002        2001(b)
Net asset value, beginning of period                                    $4.28        $2.76      $ 4.39      $4.12       $5.09
                                                                        -----        -----      ------      -----       -----
Income from investment operations:
Net investment income (loss)                                             (.05)        (.07)       (.06)      (.04)       (.01)
Net gains (losses) (both realized and unrealized)                        (.36)        1.59       (1.57)       .31        (.96)
                                                                        -----        -----      ------      -----       -----
Total from investment operations                                         (.41)        1.52       (1.63)       .27        (.97)
                                                                        -----        -----      ------      -----       -----
Net asset value, end of period                                          $3.87        $4.28      $ 2.76      $4.39       $4.12
                                                                        -----        -----      ------      -----       -----

Ratios/supplemental data
Net assets, end of period (in millions)                                    $7           $9          $5         $5          $1
Ratio of expenses to average daily net assets(c)                        2.40%(d)     2.40%       2.31%(e)   2.31%(e)    2.31%(d),(e)
Ratio of net investment income (loss) to average daily net assets      (2.10%)(d)   (1.94%)     (1.99%)    (1.81%)      (.77%)(d)
Portfolio turnover rate (excluding short-term securities)                 75%         224%        175%       153%         35%
Total return(f)                                                        (9.58%)(g)   55.07%     (37.13%)     6.55%     (19.06%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(h)      2004(b)
Net asset value, beginning of period                                    $4.40        $4.52
                                                                        -----        -----
Income from investment operations:
Net investment income (loss)                                             (.02)        (.03)
Net gains (losses) (both realized and unrealized)                        (.37)        (.09)
                                                                        -----        -----
Total from investment operations                                         (.39)        (.12)
                                                                        -----        -----
Net asset value, end of period                                          $4.01        $4.40
                                                                        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                                    $4           $1
Ratio of expenses to average daily net assets(c)                        1.06%(d)     1.18%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (.75%)(d)    (.49%)(d)
Portfolio turnover rate (excluding short-term securities)                 75%         224%
Total return(f)                                                        (8.86%)(g)   (2.65%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.56% for the period ended March 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(h)      2004        2003       2002        2001(b)
Net asset value, beginning of period                                    $4.40        $2.81      $ 4.43      $4.13       $5.09
                                                                        -----        -----      ------      -----       -----
Income from investment operations:
Net investment income (loss)                                             (.03)        (.04)       (.03)      (.02)         --
Net gains (losses) (both realized and unrealized)                        (.37)        1.63       (1.59)       .32        (.96)
                                                                        -----        -----      ------      -----       -----
Total from investment operations                                         (.40)        1.59       (1.62)       .30        (.96)
                                                                        -----        -----      ------      -----       -----
Net asset value, end of period                                          $4.00        $4.40      $ 2.81      $4.43       $4.13
                                                                        -----        -----      ------      -----       -----

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--          $--         $--        $--         $--
Ratio of expenses to average daily net assets(c)                        1.45%(d)     1.45%       1.37%(e)   1.35%(e)    1.31%(d),(e)
Ratio of net investment income (loss) to average daily net assets      (1.15%)(d)    (.97%)     (1.06%)     (.98%)       .11%(d)
Portfolio turnover rate (excluding short-term securities)                 75%         224%        175%       153%         35%
Total return(f)                                                        (9.09%)(g)   56.58%     (36.57%)     7.32%     (18.86%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.61%, 1.71% and 4.07% for the periods ended March 31, 2003, 2002 and 2001, respectively

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
31   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

                                                          Beginning                 Ending                    Expenses paid
                                                        account value            account value              during the period
                                                        April 1, 2004           Sept. 30, 2004        April 1, 2004-Sept. 30, 2004
Class A
         Actual(a)                                         $1,000                   $908.70                      $7.78(b)
         Hypothetical (5% return before expenses)          $1,000                 $1,016.85                      $8.22(b)
Class B
         Actual(a)                                         $1,000                   $904.20                     $11.43(c)
         Hypothetical (5% return before expenses)          $1,000                 $1,013.00                     $12.08(c)
Class C
         Actual(a)                                         $1,000                   $904.20                     $11.43(d)
         Hypothetical (5% return before expenses)          $1,000                 $1,013.00                     $12.08(d)
Class I
         Actual(a)                                         $1,000                   $911.40                      $5.07(e)
         Hypothetical (5% return before expenses)          $1,000                 $1,019.70                      $5.35(e)
Class Y
         Actual(a)                                         $1,000                   $909.10                      $6.92(f)
         Hypothetical (5% return before expenses)          $1,000                 $1,017.75                      $7.31(f)

(a) Based on the actual return for the six months ended Sept. 30, 2004: (9.13%) for Class A, (9.58%) for Class B, (9.58%) for Class C, (8.86%) for Class I and (9.09%) for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.63%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.40%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.40%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
33   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Small Cap
        Advantage
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2004

AXP Small Cap Advantage Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                    (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  8

Financial Statements                      17

Notes to Financial Statements             20

Fund Expenses Example                     32

Proxy Voting                              34

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2004

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Kent Kelley, CFA                  5/99                       26
Jacob Hurwitz, CFA                5/99                       26
Dimitris Bertsimas, CFA           7/04                       12
Jonathan Calvert, CFA             7/04                       10

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates by class
A: 5/4/99       B: 5/4/99       C: 6/26/00      Y: 5/4/99

Ticker symbols by class
A: ASAAX        B: ASABX        C: ADVCX        Y: --

Total net assets                                         $869.9 million

Number of holdings                                                  559

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                         LARGE
                         MEDIUM  SIZE
           X             SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Information technology 18.4%
Financials 17.0%
Consumer discretionary 16.0%
Industrials 12.5%
Health care 11.7%
Materials 7.0%
Energy 4.7%
Short-term securities* 4.5%
Utilities 3.8%
Consumer staples 2.9%
Telecommunications 0.8%
Telecommunications services 0.7%

* 2.8% of portfolio assets is due to security lending activity. 1.7% of portfolio assets is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

East West Bancorp (Banks and savings & loans)                       0.7%
R & G Financial Cl B (Banks and savings & loans)                    0.6
Tesoro Petroleum (Energy)                                           0.6
Energen (Utilities -- natural gas)                                  0.6
Haemonetics (Health care products)                                  0.6
Warnaco Group (Textiles & apparel)                                  0.6
BankUnited Financial Cl A (Banks and savings & loans)               0.6
RH Donnelley (Media)                                                0.5
WSFS Financial (Banks and savings & loans)                          0.5
Dycom Inds (Engineering & construction)                             0.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Performance Summary

(bar graph)

                             PERFORMANCE COMPARISON
                 For the six-month period ended Sept. 30, 2004

                     (bar 1)         (bar 2)         (bar 3)
                     -2.07%          -2.40%          +0.11%

(bar 1) AXP Small Cap Advantage Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Index(1) (unmanaged)
(bar 3) Lipper Small-Cap Core Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) Russell 2000(R) Index, an unmanaged index, measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown to the left because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                 Class A                   Class B                   Class C                    Class Y
(Inception dates)               (5/4/99)                  (5/4/99)                  (6/26/00)                  (5/4/99)
                           NAV(1)     POP(2)         NAV(1)   After CDSC(3)     NAV(1)  After CDSC(4)     NAV(5)      POP(5)
as of Sept. 30, 2004
6 months*                 -2.07%     -7.70%         -2.30%      -7.19%        -2.30%        -3.28%       -1.91%     -1.91%
1 year                   +21.21%    +14.23%        +20.23%     +16.23%       +20.23%       +20.23%      +21.42%    +21.42%
3 years                  +14.47%    +12.23%        +13.67%     +12.89%       +13.67%       +13.67%      +14.73%    +14.73%
5 years                   +6.42%     +5.17%         +5.60%      +5.44%          N/A           N/A        +6.61%     +6.61%
Since inception           +6.54%     +5.38%         +5.74%      +5.60%        +3.04%        +3.04%       +6.72%     +6.72%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

On July 1, 2004, Dimitris Bertsimas and Jonathan Calvert of our Quantitative Investing team in Cambridge, Mass. became co-portfolio managers of AXP Small Cap Advantage Fund. They joined Jake Hurwitz and Kent Kelley, managers of the Fund since its inception in 1999. Each team employs a separate and distinct investment process to select small company stocks. As of Sept. 30, 2004, the Hurwitz and Kelley team managed more than 90% of the Fund's assets.

For the six-month period ended Sept. 30, 2004, AXP Small Cap Advantage Fund's Class A shares (excluding sales charge) fell 2.07%. The Fund's benchmark, the Russell 2000 Index fell 2.40%, while the Fund's peer group, the Lipper Small-Cap Core Funds Index, advanced 0.11% during the same period.

Q:  What factors significantly affected the Fund's performance?

    Hurwitz and Kelley: Overall, the fiscal period was characterized by considerable investor anxiety. High oil prices, three interest rate increases by the Federal Reserve Board and concerns about slowing economic growth negatively affected market sentiment. However, after selling off sharply in July amid a barrage of earnings disappointments, small-cap stocks rallied in August and September, ending the period on a positive note.

    Energy was the best performing sector of the small-cap market during this period. In addition, stocks in the basic materials sector, particularly in the metals and mining and construction materials industries, benefited from rising commodity prices and performed quite well. The capital goods and finance sectors also outperformed over this period.

    On the other hand, stocks of companies in the riskier market sectors, such as technology and telecom services, suffered steep declines for the period. In fact, in some technology industry groups, the magnitude of this year's sell-off in percentage terms has been comparable to that of the unwinding of the Internet bubble in 2000. Not surprisingly, therefore, small-cap value outperformed small-cap growth by a significant margin, continuing a year-long trend.

    Consistent with our investment discipline, stock selection was the most important factor affecting the Fund's relative performance. Stock selection was strongest in the technology sector, where the Fund's holdings, though losing ground for the period, held up well relative to the Russell 2000 Index. The Fund's financial holdings added to relative return, particularly consumer finance stocks and regional banks such as R&G Financial and East West Bancorp. In the health care sector, the Fund benefited from strong performance from

--------------------------------------------------------------------------------
5   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Consistent with our investment discipline, stock selection was the most important factor affecting the Fund's relative performance. (end callout quote)

    health maintenance holdings Sierra Health Services and Molina Heathcare Inc. Stock selection in consumer staples, such as convenience store retailers Pantry and 7-Eleven, also helped us outpace the Russell 2000 Index.

    In the consumer cyclicals sector, however, stock selection had a negative impact on the Fund's relative performance, driven primarily by poor results from holdings in household furnishings, business services and staffing. Relative performance also suffered due to a lower-than-Russell 2000 Index weighting in Real Estate Investment Trusts (REITs), which performed well during the period.

Q:  How would you describe the Fund's investment approach?

    Hurwitz and Kelley: Our investment approach emphasizes balance. Our goal is to identify attractive small cap growth and small cap value stocks by using a blend of quantitative and qualitative analysis. The quantitative, or "by the numbers", side of our investment discipline uses computer models to identify the most attractive stocks in each economic sector, using valuation, earnings and price-related variables.

    We focus on individual stock selection and avoid over-emphasizing individual sectors. Rather, we invest in all of the market sectors with roughly the same weightings as the Russell 2000 Index.

    Although our approach is predominantly quantitative, we constantly monitor the market for risks and opportunities that a strictly quantitative process cannot identify. This is the qualitative side of our discipline, the final component of our balanced investment approach.

    Bertsimas and Calvert: In July 2004, we began managing a portion of the Fund using a quantitative approach designed to achieve maximum diversification across growth and value styles by using three stock selection techniques:

    o A momentum model. This investment model is based on the pattern of stock returns observed over history and singles out groups of companies that appear to have improving prospects.

    o A value model. This investment model uses proprietary estimates of future corporate earnings and buys stocks that appear undervalued based on historical price/earnings (P/E) ratios.

--------------------------------------------------------------------------------
6   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    o A quality based model. This investment model attempts to predict returns of stocks based on valuation measures adjusted for quality based on parameters such as high earnings, low volatility of earnings and low debt over an appropriate historical period.

    Even as we have added these investment techniques, we have remained committed to the Fund's objective -- to provide long-term capital growth.

    For our portion of the Fund, we started with 40% momentum, 30% value and 30% quality. Over the past three months, the momentum model has been doing poorly; however, our value model has done well. We expect that not all the models will perform well all the time, but because of style diversification, if something does not work very well, it should be compensated by the others.

Q:  How are you positioning your portion of the Fund for the months ahead?

    Hurwitz and Kelley: So far this year, small-cap stocks have demonstrated impressive resilience in a challenging market, even after the summer earnings season fell short of expectations. From a global perspective, we believe small-caps appear more attractive than large-caps, leading us to believe that this Fund, with its small-cap focus, is well positioned. However, slowing economic growth, rising interest rates and high energy prices could hamper the performance of

    U.S. stocks in general, and could threaten small-cap's five-year market leadership.

    No matter what environment the Fund encounters, we will continue to select stocks one at a time, using a quantitative appraisal discipline. We will strive to provide balanced exposure to both growth and value small-cap stocks and will also seek to manage risk by keeping the Fund's sector weightings relatively similar to those of its benchmark, the Russell 2000 Index.

                   CHANGES IN OVERALLFUND SECTOR COMPOSITION
                   Sept. 30, 2004 compared to March 31, 2004

Sector                                                     Change in weighting
Information technology                                          Decreased
Financials                                                      Decreased
Consumer discretionary                                          Decreased
Industrials                                                     Increased
Health care                                                     Increased
Materials                                                       Increased
Energy                                                          Increased
Short-term securities*                                          Increased
Utilities                                                       Increased
Consumer staples                                                Decreased

* Includes security lending activity.

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7   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Small Cap Advantage Fund

Sept. 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.1%)
Issuer                                         Shares              Value(a)

Aerospace & defense (1.8%)
Armor Holdings                                  2,654(b)           $110,433
DRS Technologies                               90,000(b)          3,369,600
Ducommun                                        1,960(b)             43,806
Moog Cl A                                     102,029(b)          3,703,653
MTC Technologies                               81,900(b)          2,262,897
Teledyne Technologies                         163,000(b)          4,081,519
Triumph Group                                  65,773(b)          2,225,101
Total                                                            15,797,009

Airlines (0.5%)
ExpressJet Holdings                           185,000(b)          1,851,850
FLYi                                           22,215(b)             86,861
Northwest Airlines                            272,200(b,d)        2,234,761
SkyWest                                         1,511                22,741
Total                                                             4,196,213

Automotive & related (1.5%)
Aftermarket Technology                         64,209(b)            807,749
ASV                                            42,000(b)          1,572,060
Bandag                                          1,256                55,013
Cooper Tire & Rubber                            6,059               122,210
Dollar Thrifty Automotive Group                 1,040(b)             25,303
Goodyear Tire & Rubber                        391,000(b,d)        4,199,341
Lithia Motors Cl A                             88,000             1,870,880
LKQ                                            93,000(b)          1,699,110
Superior Inds Intl                              3,011                90,179
Tenneco Automotive                            177,000(b)          2,318,700
Total                                                            12,760,545

Banks and savings & loans (8.3%)
Amcore Financial                                1,992                56,533
Anchor BanCorp Wisconsin                          918                23,776
BancFirst                                         709                45,461
BancorpSouth                                    2,182                50,164
Bank of the Ozarks                             66,400(d)          1,974,072
BankAtlantic Bancorp Cl A                       1,113                20,390
BankUnited Financial Cl A                     169,000(b)          4,926,350
Camden Natl                                       801                27,643
Cathay General Bancorp                          1,870                69,545
Central Pacific Financial                     133,000             3,660,160
Chittenden                                      2,196                59,841
Citizens Banking                                1,778                57,909
City Holding                                   81,000             2,664,090
Commercial Capital Bancorp                    149,000             3,380,810
Commercial Federal                              5,196               140,188
Community First Bankshares                      1,620                51,937
Community Trust Bancorp                         2,451                76,177
Corus Bankshares                                1,501                64,738
East West Bancorp                             183,701             6,170,517
Euronet Worldwide                               6,550(b)            122,616
Financial Institutions                            910                20,393
First Citizens BancShares                         567                66,906
First Federal Capital                           1,373                41,520
First Republic Bank                            65,800             3,026,800
FirstFed Financial                             76,990(b)          3,763,271
Flagstar Bancorp                                4,762               101,335
Great Southern Bancorp                          1,694                52,938
Greater Bay Bancorp                           118,066             3,394,398
Hanmi Financial                                77,000             2,325,400
IBERIABANK                                     37,000             2,135,640
Independent Bank                              143,856             3,884,112
Intl Bancshares                                86,000             3,160,500
MAF Bancorp                                     1,232                53,136
MCG Capital                                     1,831                31,786
Mid-State Bancshares                            2,913                74,951
New Century Financial                           4,076               245,457
Oriental Financial Group                      111,000(c)          3,003,660
PrivateBancorp                                  2,056                55,430
Provident Bankshares                           92,000             3,086,600
R & G Financial Cl B                          145,366(c)          5,618,396
Republic Bancorp                                1,490                22,946
S&T Bancorp                                     2,029                72,456
South Financial Group                          86,000             2,425,200
Sterling Financial                             93,068(b)          3,279,716
Susquehanna Bancshares                          1,867                45,928
Trustmark                                         694                21,570
UMB Financial                                     721                34,370
Waypoint Financial                              1,662                45,821
Wintrust Financial                             67,000             3,837,760
WSFS Financial                                 95,100             4,755,000
Total                                                            72,326,313

See accompanying notes to investments in securities.

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8   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Beverages & tobacco (--%)
Schweitzer-Mauduit Intl                         2,961               $95,936
Universal                                       3,326               148,473
Total                                                               244,409

Broker dealers (0.3%)
Affiliated Managers Group                      52,150(b,d)        2,792,111

Building materials & construction (1.0%)
Building Materials Holding                      1,363                37,510
Comfort Systems USA                           199,000(b)          1,313,400
Eagle Materials                                   703                50,124
Genlyte Group                                   1,144(b)             73,662
Griffon                                       143,510(b)          3,028,060
LNR Property                                      914                56,586
M/I Schottenstein Homes                         3,311               140,519
NCI Building Systems                           70,042(b)          2,234,340
Standard Pacific                               33,000             1,860,210
Texas Inds                                        811                41,718
Universal Forest Products                       1,804                61,697
USG                                             8,009(b)            146,004
Walter Inds                                     1,602                25,664
Total                                                             9,069,494

Cellular telecommunications (0.8%)
NII Holdings                                   98,000(b)          4,038,580
Western Wireless Cl A                         101,000(b)          2,596,710
Total                                                             6,635,290

Chemicals (2.5%)
Airgas                                        135,000             3,249,450
Arch Chemicals                                 90,000             2,569,500
Cambrex                                         3,143                68,989
Crompton                                        5,340                50,677
Cytec Inds                                        904                44,251
FMC                                            83,416(b)          4,051,514
Georgia Gulf                                    1,676                74,733
Great Lakes Chemical                            2,185                55,936
HB Fuller                                       1,387                38,004
Hercules                                      232,000(b)          3,306,000
IMC Global                                      4,638(b)             80,655
Immucor                                       116,500(b,d)        2,883,375
Millennium Chemicals                            4,144(b)             87,894
Octel                                           3,297(c)             70,028
OM Group                                       79,635(b)          2,911,456
PolyOne                                       286,000(b)          2,150,720
WR Grace                                        7,700(b)             72,765
Total                                                            21,765,947

Computer hardware (1.6%)
Adaptec                                       212,000(b)          1,611,200
Agilysys                                      129,000             2,230,410
Artesyn Technologies                          165,700(b)          1,653,686
Black Box                                       3,775               139,486
Electronics for Imaging                       100,000(b)          1,624,000
IDX Systems                                       641(b)             20,800
Insight Enterprises                           103,911(b)          1,749,861
Iomega                                         25,122               116,817
RadiSys                                       161,000(b)          2,245,950
Synaptics                                     137,000(b)          2,761,921
Total                                                            14,154,131

Computer software & services (8.3%)
Activision                                    153,000(b)          2,122,110
Altiris                                        63,000(b)          1,993,950
ANSYS                                          58,000(b)          2,884,340
Avid Technology                                94,000(b)          4,405,781
BISYS Group                                     8,863(b)            129,488
Brocade Communications Systems                188,300(b)          1,063,895
Ciber                                         280,000(b)          2,105,600
Concur Technologies                           210,000(b)          2,202,900
CSG Systems Intl                                6,506(b)            100,257
Dendrite Intl                                 182,000(b)          2,933,840
Digital River                                  50,000(b)          1,489,000
Digitas                                       234,400(b)          1,811,912
eFunds                                          5,171(b)             96,129
Epicor Software                               192,025(b)          2,310,061
F5 Networks                                    99,000(b)          3,015,540
FileNET                                        71,000(b)          1,239,660
Hyperion Solutions                             53,000(b)          1,801,470
Informatica                                   211,000(b)          1,234,350
InfoSpace                                      41,452(b)          1,964,410
Internet Security Systems                      78,000(b)          1,326,000
Ixia                                          100,500(b)            976,860
j2 Global Communications                       54,000(b)          1,705,860
Lexar Media                                   100,000(b)            839,000
MicroStrategy Cl A                             19,000(b)            780,710
Midway Games                                   16,644(b)            165,108
OPNET Technologies                            171,600(b)          1,760,616
Parametric Technology                          85,000(b)            448,800
Progress Software                              44,000(b)            875,600
Resources Connection                           60,000(b)          2,266,800
RSA Security                                  118,000(b)          2,277,400
Sapient                                        20,011(b)            152,684
SeaChange Intl                                179,700(b,d)        2,873,403
Silicon Storage Technology                    236,208(b)          1,504,645

See accompanying notes to investments in securities.

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9   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Computer software & services (cont.)
SRA Intl Cl A                                  80,000(b)         $4,124,801
SS&C Technologies                             100,000             1,953,000
SupportSoft                                   199,000(b)          1,938,260
Take-Two Interactive Software                   3,499(b)            114,942
Transaction Systems
  Architects Cl A                               5,595(b)            103,983
Tyler Technologies                            176,000(b)          1,555,840
Ultimate Software Group                       169,800(b)          2,085,144
United Online                                 100,500(b)            966,810
ValueClick                                    196,000(b)          1,850,240
Websense                                       67,378(b)          2,807,641
Wireless Facilities                           215,000(b)          1,498,550
Total                                                            71,857,390

Electronics (7.0%)
ADE                                            97,000(b)          1,652,395
Aeroflex                                      240,200(b)          2,538,914
Atheros Communications                        144,000(b)          1,468,800
Benchmark Electronics                          85,091(b)          2,535,712
Brush Engineered Materials                        981(b)             20,317
Cymer                                         100,000(b)          2,866,000
DSP Group                                      85,300(b)          1,795,565
Entegris                                      116,927(b)            975,171
ESS Technology                                 26,512(b)            181,607
FormFactor                                    120,000(b)          2,324,400
GrafTech Intl                                   7,264(b)            101,333
Helix Technology                               58,666               797,564
Integrated Device Technology                  159,000(b)          1,515,270
InVision Technologies                           2,225(b)            100,103
Littelfuse                                     89,438(b)          3,088,294
Metrologic Instruments                         85,000(b)          1,347,250
Micrel                                        197,000(b)          2,050,770
Microsemi                                     243,500(b)          3,433,350
MKS Instruments                               153,300(b)          2,348,556
ON Semiconductor                              521,000(b)          1,630,730
Paxar                                           8,134(b)            184,479
Photronics                                     91,000(b)          1,512,420
Pixelworks                                    203,000(b)          2,032,030
Plexus                                        100,000(b)          1,104,000
RF Micro Devices                              147,000(b)            931,980
Rofin-Sinar Technologies                       98,000(b)          2,879,240
Rogers                                          3,039(b)            129,127
ScanSource                                      1,704(b)            108,715
Semtech                                        85,000(b)          1,629,450
Silicon Image                                  77,344(b)            977,628
Skyworks Solutions                            194,300(b)          1,845,850
Technitrol                                    103,000(b)          2,008,500
Thomas & Betts                                149,809             4,017,877
Trimble Navigation                            132,093(b)          4,174,139
TTM Technologies                              227,000(b)          2,018,030
Varian Semiconductor
  Equipment Associates                         30,900(b)            954,810
Zoran                                          84,337(b)          1,325,778
Total                                                            60,606,154

Energy (2.1%)
Cabot Oil & Gas                                10,959               492,059
Denbury Resources                               4,012(b)            101,905
Houston Exploration                               958(b)             56,857
KCS Energy                                    191,740(b)          2,667,103
Patina Oil & Gas                               62,500             1,848,125
St. Mary Land & Exploration                    73,000             2,906,130
Stone Energy                                      502(b)             21,968
Swift Energy                                  190,800(b)          4,571,568
Tesoro Petroleum                              189,460(b)          5,594,754
Vintage Petroleum                               5,058               101,514
Total                                                            18,361,983

Energy equipment & services (2.6%)
Cal Dive Intl                                  96,948(b)          3,453,288
CARBO Ceramics                                 48,901             3,527,718
Cimarex Energy                                100,085(b)          3,496,970
Grey Wolf                                     496,000(b)          2,425,440
Harvest Natl Resources                          6,218(b)            103,219
Holly                                           1,100                28,050
Input/Output                                    2,525(b)             26,033
Lone Star Technologies                          1,115(b)             42,147
Oil States Intl                               196,000(b)          3,665,200
Penn Virginia                                     578                22,883
Range Resources                                 5,359                93,729
Ultra Petroleum                                80,000(b)          3,923,999
Unit                                           57,756(b)          2,026,080
Veritas DGC                                     3,843(b)             87,544
Total                                                            22,922,300

Engineering & construction (1.1%)
Dycom Inds                                    162,600(b)          4,616,214
EMCOR Group                                     1,513(b)             56,919
Granite Construction                            1,576                37,666
Perini                                        218,260(b)          3,112,388
Washington Group Intl                          54,000(b)          1,869,480
Total                                                             9,692,667

See accompanying notes to investments in securities.

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10   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Environmental services (0.8%)
Stericycle                                     58,800(b)         $2,698,920
Waste Connections                             123,500(b)          3,912,480
Total                                                             6,611,400

Finance companies (0.5%)
First Financial Bancorp                         2,586                44,169
ITLA Capital                                   40,050(b)          1,850,310
World Acceptance                              114,296(b)          2,657,382
Total                                                             4,551,861

Financial services (2.0%)
Advanta Cl B                                    3,064                74,118
AmeriCredit                                   210,000(b)          4,384,800
Chemical Financial                              2,501                91,337
CompuCredit                                   149,072(b)          2,775,721
Delphi Financial Group Cl A                   106,302             4,270,151
Investment Technology Group                     8,957(b)            137,042
Irwin Financial                                   850                21,947
Jefferies Group                                85,800             2,957,526
Jones Lang LaSalle                                824(b)             27,200
WFS Financial                                  52,000(b)          2,420,600
Total                                                            17,160,442

Food (1.2%)
Corn Products Intl                             97,670             4,502,586
Flowers Foods                                  99,000             2,559,150
Interstate Bakeries                             2,154                 8,530
Lance                                           3,579                57,801
Nash Finch                                      2,670                83,972
Ralcorp Holdings                               86,000(b)          3,104,600
Sanderson Farms                                 1,144                38,267
Sensient Technologies                           5,010               108,416
United Natural Foods                            2,355(b)             62,643
Total                                                            10,525,965

Furniture & appliances (--%)
Ethan Allen Interiors                           1,226                42,604
Furniture Brands Intl                           1,890                47,401
La-Z-Boy                                        1,383                20,994
Thomas Inds                                     2,021                63,459
Total                                                               174,458

Health care products (8.0%)
Abgenix                                        87,000(b)            857,820
Advanced Medical Optics                        71,231(b)          2,818,611
AtheroGenics                                   63,000(b,d)        2,075,850
Biosite                                        60,559(b,d)        2,964,969
Bone Care Intl                                 55,000(b)          1,336,500
Bradley Pharmaceuticals                        64,000(b)          1,302,400
Cepheid                                       147,000(b)          1,267,140
Closure Medical                               137,000(b)          1,950,880
Dade Behring Holdings                          39,000(b)          2,173,002
Encysive Pharmaceuticals                      175,000(b)          1,580,250
EPIX Pharmaceuticals                           88,000(b)          1,699,280
First Horizon Pharmaceutical                  185,266(b)          3,707,173
Gen-Probe                                      74,000(b)          2,950,380
Haemonetics                                   151,000(b)          4,958,839
Harvard Bioscience                            100,000(b)            440,000
Human Genome Sciences                         150,000(b)          1,636,500
Incyte                                          8,403(b)             80,921
Kos Pharmaceuticals                            46,000(b)          1,638,060
LifeCell                                      263,000(b)          2,630,000
Medarex                                       100,000(b)            738,000
Mentor                                          3,097               104,307
Mine Safety Appliance                           3,133               127,576
Nabi Biopharmaceuticals                       131,677(b)          1,761,838
Ocular Sciences                                 1,280(b)             61,402
Onyx Pharmaceuticals                           55,018(b)          2,366,324
Par Pharmaceuticals                            63,000(b)          2,263,590
Perrigo                                       166,604             3,423,712
Possis Medical                                  3,504(b)             54,873
PSS World Medical                             189,400(b)          1,901,576
Salix Pharmaceuticals                         115,229(b)          2,479,728
Serologicals                                   97,290(b)          2,269,776
Sybron Dental Specialties                      94,000(b)          2,790,860
Tanox                                         111,000(b)          1,872,570
Techne                                         89,000(b)          3,398,020
Telik                                          89,100(b)          1,986,930
United Therapeutics                           118,000(b)          4,121,739
Total                                                            69,791,396

Health care services (3.9%)
Amedisys                                       20,700(b)            619,965
Applera - Celera Genomics Group               150,000(b)          1,753,500
Ariad Pharmaceuticals                         148,000(b)            990,120
Cell Genesys                                   99,000(b)            888,030
Centene                                        62,000(b)          2,639,960
Cerner                                         60,000(b)          2,595,600
Connetics                                      87,000(b)          2,350,740
DJ Orthopedics                                130,000(b)          2,294,500
HealthExtras                                  311,550(b)          4,343,007
Inveresk Research Group                         1,280(b)             47,219
Kindred Healthcare                              1,808(b)             44,115
LifePoint Hospitals                            72,000(b)          2,160,720

See accompanying notes to investments in securities.

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11   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Health care services (cont.)
Magellan Health Services                       50,000(b)         $1,828,000
Molina Healthcare                              46,450(b)          1,648,975
NeighborCare                                    1,097(b)             27,809
OCA                                            35,020(b)            165,995
Option Care                                   158,000             2,444,260
Pediatrix Medical Group                         1,232(b)             67,575
RehabCare Group                                 3,735(b)             86,017
Select Medical                                222,000             2,981,460
Sierra Health Services                         79,322(b)          3,801,903
Stewart Enterprises Cl A                       12,068(b)             83,873
Sunrise Senior Living                           1,599(b)             56,157
Total                                                            33,919,500

Home building (--%)
Beazer Homes USA                                1,866               199,456
Meritage Homes                                    678(b)             53,291
WCI Communities                                 2,069(b)             48,208
Total                                                               300,955

Household products (1.7%)
Action Performance Companies                    5,004                50,691
Central Garden & Pet                          100,000(b)          3,061,999
Chattem                                         2,304(b)             74,304
Helen of Troy                                  77,000(b,c)        2,095,940
JAKKS Pacific                                   5,578(b)            128,294
Jarden                                         75,744(b)          2,763,899
Nautilus Group                                  4,448               100,480
Nu Skin Enterprises Cl A                        2,845                66,886
Rayovac                                       112,739(b)          2,970,673
Tupperware                                      1,992                33,824
UniFirst                                       61,000             1,744,600
Yankee Candle                                  56,000(b)          1,621,760
Total                                                            14,713,350

Industrial services (0.3%)
WESCO Intl                                     98,414(b)          2,386,540

Industrial transportation (2.2%)
EGL                                               812(b)             24,571
GATX                                            3,234                86,218
Genesee & Wyoming Cl A                        117,000(b)          2,962,440
Hub Group Cl A                                 59,000(b)          2,197,750
Landstar System                                69,158(b)          4,058,192
Old Dominion Freight Line                      95,500(b)          2,751,355
Overseas Shipbuilding Group                    75,929             3,769,116
SCS Transportation                             36,000(b)            681,840
USF                                             1,126                40,412
Wabash Natl                                    87,000(b)          2,389,890
Total                                                            18,961,784

Insurance (3.8%)
Alfa                                            3,394                47,380
Allmerica Financial                            85,000(b)          2,284,800
AMERIGROUP                                     54,000(b)          3,037,500
AmerUs Group                                    4,537               186,017
Commerce Group                                  2,955               143,022
FBL Financial Group Cl A                        1,221                31,978
Horace Mann Educators                           4,108                72,219
Infinity Property & Casualty                    1,054                31,125
IPC Holdings                                   67,700(c)          2,573,277
LandAmerica Financial Group                     2,314               105,287
Natl Western Life Insurance Cl A                  222(b)             36,164
Navigators Group                              112,150(b)          3,279,266
Odyssey Re Holdings                           132,000(d)          2,927,760
Ohio Casualty                                 213,000(b)          4,458,090
Penn-America Group                            170,000             2,313,700
Presidential Life                               1,602                27,522
ProAssurance                                   83,000(b)          2,906,660
RLI                                            61,400             2,305,570
StanCorp Financial Group                       45,400             3,232,480
Stewart Information Services                    2,044                80,534
Triad Guaranty                                 52,505(b)          2,912,977
UICI                                            4,311               141,142
Total                                                            33,134,470

Leisure time & entertainment (1.2%)
Argosy Gaming                                  86,197(b)          3,378,922
Boyd Gaming                                     1,621                45,631
Callaway Golf                                   8,390                88,682
Handleman                                       4,635                94,832
K2                                            265,900(b)          3,805,030
RC2                                               669(b)             22,010
SCP Pool                                      108,000(d)          2,887,920
Shuffle Master                                  1,520(b)             56,939
Total                                                            10,379,966

Lodging & gaming (1.1%)
Alliance Gaming                               100,000(b)          1,506,000
Penn Natl Gaming                              102,696(b)          4,148,919
Scientific Games Cl A                         205,783(b)          3,930,455
Total                                                             9,585,374

Machinery (3.5%)
Cascade                                         1,894                52,577
Federal Signal                                  1,959                36,398
Flowserve                                     124,000(b)          2,998,320
Gardner Denver                                124,900(b)          3,443,493
Global Power Equipment Group                  195,000(b)          1,444,950

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Machinery (cont.)
Joy Global                                    113,130            $3,889,409
Kaydon                                          1,466                42,177
Kennametal                                     79,000             3,566,850
Lincoln Electric Holdings                       2,906                91,132
Middleby                                       66,000             3,474,900
Nordson                                         1,525                52,353
Tecumseh Products Cl A                          1,351                56,566
Terex                                          97,666(b)          4,238,705
Toro                                           65,475             4,471,944
Trinity Inds                                   80,000             2,493,600
Total                                                            30,353,374

Media (3.2%)
American Greetings Cl A                       125,553(b,d)        3,153,891
Banta                                           1,678                66,701
Catalina Marketing                            142,000             3,277,360
Consolidated Graphics                          52,810(b)          2,212,739
DoubleClick                                   210,000(b)          1,241,100
Emmis Communications Cl A                     139,000(b)          2,510,340
Gray Television                               197,000             2,344,300
John H Harland                                  1,040                32,604
Journal Communications Cl A                    91,000             1,596,140
Journal Register                              172,600(b)          3,262,140
Reader's Digest Assn                          153,000             2,232,270
RH Donnelley                                   97,200(b)          4,797,792
Sinclair Broadcast Group Cl A                 126,000               919,800
Total                                                            27,647,177

Metals (2.3%)
AK Steel Holding                              333,000(b)          2,717,280
Allegheny Technologies                        184,000             3,358,000
Carpenter Technology                            1,368                65,308
Century Aluminum                              112,967(b)          3,132,575
Cleveland-Cliffs                                  724(b)             58,550
Commercial Metals                               1,318                52,351
Maverick Tube                                 145,847(b)          4,493,546
Metal Management                              117,000(b)          2,127,060
Mueller Inds                                    2,037                87,489
Quanex                                          1,711                87,740
Reliance Steel & Aluminum                      97,081             3,854,116
Shaw Group                                      8,943(b)            107,316
Total                                                            20,141,331

Multi-industry (2.6%)
Ameron Intl                                     1,327                43,658
Anixter Intl                                   50,767             1,781,414
Coinstar                                       97,000(b)          2,260,100
Corrections Corp of America                    94,689(b)          3,348,203
CUNO                                              385(b)             22,234
EnPro Inds                                      1,422(b)             34,327
FTI Consulting                                  3,256(b)             61,538
Global Imaging Systems                         80,000(b)          2,486,400
Imagistics Intl                                   793(b)             26,645
Jacuzzi Brands                                328,800(b)          3,057,840
Kelly Service Cl A                                853                22,784
Labor Ready                                   208,200(b)          2,918,964
MPS Group                                     294,500(b)          2,476,745
NCO Group                                     131,000(b)          3,530,450
Ruddick                                         3,754                73,729
SOURCECORP                                      2,889(b)             63,962
Standex Intl                                    2,119                51,916
Woodward Governor                                 880                59,391
YORK Intl                                       4,594               145,124
Total                                                            22,465,424

Paper & packaging (1.3%)
AptarGroup                                        528                23,216
Buckeye Technologies                          139,000(b)          1,549,850
Crown Holdings                                364,000(b)          3,752,840
Ennis                                           1,059                22,684
Pope & Talbot                                  70,000             1,232,000
Potlatch                                       70,000             3,276,700
Silgan Holdings                                32,000             1,481,600
Total                                                            11,338,890

Precious metals (--%)
Coeur d'Alene Mines                             7,085(b)             33,583
Hecla Mining                                    5,398(b)             40,161
Stillwater Mining                               2,473(b)             38,332
Total                                                               112,076

Real estate (0.3%)
Brookfield Homes                               83,000             2,187,050

Real estate investment trust (2.1%)
Alexander's                                       106(b)             21,105
American Home
  Mortgage Investment                           2,175                60,791
Anthracite Capital                              8,064                89,672
Anworth Mtge Asset                              7,031                80,013
Bedford Property Investors                      1,667                50,577
CBL & Associates Properties                    28,000             1,706,600
Corporate Office Properties Trust               1,648                42,222
EastGroup Properties                           60,000             1,992,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Real estate investment trust (cont.)
Gables Residential Trust                       57,000            $1,946,550
Impac Mtge Holdings                            10,208               268,470
LaSalle Hotel Properties                        1,610                44,436
LTC Properties                                  3,456                61,828
MFA Mtge Investments                            8,883                81,812
Natl Health Investors                           3,211                91,321
Newcastle Investment                          112,000             3,438,399
Novastar Financial                              2,937               128,053
Pan Pacific Retail Properties                  44,300             2,396,629
Post Properties                                   955                28,555
RAIT Investment Trust                           3,319                90,775
Redwood Trust                                   1,324                82,644
Saxon Capital                                   2,207(b)             47,451
Town & Country Trust                           58,000             1,476,100
Universal Health Realty
  Income Trust                                 67,989             2,060,067
Ventas                                         77,000             1,995,840
Total                                                            18,281,910

Restaurants (1.3%)
Bob Evans Farms                                 3,559                96,662
CBRL Group                                     50,000             1,804,000
CEC Entertainment                               1,442(b)             52,994
CKE Restaurants                               179,200(b)          1,980,160
Jack in the Box                                93,997(b)          2,982,525
Lone Star Steakhouse & Saloon                  75,000             1,937,250
Ryan's Restaurant Group                         5,063(b)             75,135
Steak n Shake                                 115,000(b)          1,964,200
Total                                                            10,892,926

Retail -- general (6.0%)
7-Eleven                                      140,800(b)          2,813,184
Aeropostale                                    85,800(b)          2,247,960
American Eagle Outfitters                      83,000             3,058,550
bebe stores                                   120,000             2,534,400
BJ's Wholesale Club                            87,000(b)          2,378,580
Brown Shoe                                      2,251                56,410
Buckle                                            936                25,712
Cato Cl A                                       3,464                77,074
Checkpoint Systems                            165,000(b)          2,569,050
Claire's Stores                               110,000             2,754,400
Coldwater Creek                                88,957(b)          1,856,533
Department 56                                   2,522(b)             41,109
Dress Barn                                      2,154(b)             37,587
Finish Line Cl A                              134,900             4,171,107
Group 1 Automotive                              2,450(b)             66,836
Guitar Center                                  57,000(b)          2,468,100
Hughes Supply                                 128,500             3,863,995
Linens `N Things                                1,716(b)             39,760
MarineMax                                      70,000(b)          1,576,400
Movie Gallery                                   1,211                21,229
Pacific Sunwear of California                  93,500(b)          1,968,175
Pantry (The)                                  157,360(b)          3,960,751
Payless Shoe Source                             6,048(b)             61,266
Pep Boys - Manny, Moe & Jack                    3,326                46,564
PETCO Animal Supplies                          60,000(b)          1,959,600
Russ Berrie                                     3,168                63,835
School Specialty                               94,800(b,d)        3,736,068
ShopKo Stores                                   1,928(b)             33,566
Sonic Automotive                                4,264                85,493
Sotheby's Holdings Cl A                       139,483(b)          2,192,673
Stage Stores                                   87,500(b)          2,994,250
Stein Mart                                      4,150(b)             63,163
Too                                             1,381(b)             24,955
United Stationers                               2,503(b)            108,630
Weis Markets                                    1,709                57,901
World Fuel Services                            60,266             2,157,523
Zale                                            4,607(b)            129,457
Total                                                            52,301,846

Telecom equipment & services (1.9%)
Aspect Communications                          12,049(b)            119,647
CommScope                                     166,300(b)          3,592,080
Digi Intl                                     249,000(b)          2,846,070
Ditech Communications                         144,903(b)          3,244,378
Plantronics                                    64,210             2,776,440
Sycamore Networks                             490,900(b)          1,855,602
Tekelec                                       119,000(b)          1,984,920
Total                                                            16,419,137

Textiles & apparel (2.0%)
Burlington Coat Factory
  Warehouse                                     2,641                56,068
Deckers Outdoor                                67,000(b,d)        2,278,000
Genesco                                         1,930(b)             45,452
K-Swiss Cl A                                   62,000             1,193,500
Kellwood                                       68,000             2,478,600
Oxford Inds                                       911                33,935
Quiksilver                                    153,000(b)          3,889,260
Russell                                         3,252                54,764
Stride Rite                                     6,032                61,828
Warnaco Group                                 223,000(b)          4,957,290
Wolverine World Wide                          101,257             2,551,676
Total                                                            17,600,373

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Utilities -- electric (1.0%)
Black Hills                                    93,000            $2,583,540
Cleco                                           5,984               103,164
Duquesne Light Holdings                       125,000             2,245,000
Idacorp                                       136,300             3,960,878
PNM Resources                                   3,146                70,816
Sierra Pacific Resources                        5,569(b)             49,843
Total                                                             9,013,241

Utilities -- natural gas (2.9%)
Energen                                       101,314             5,222,737
New Jersey Resources                           47,781             1,978,133
Nicor                                           1,449                53,178
ONEOK                                         169,100             4,399,982
Peoples Energy                                  1,241                51,725
Plains Exploration & Production               130,000(b)          3,101,800
Quicksilver Resources                          54,271(b)          1,773,034
Southwestern Energy                            87,399(b)          3,669,884
UGI                                            82,511             3,074,360
Western Gas Resources                          60,400             1,726,836
Total                                                            25,051,669

Utilities -- telephone (0.7%)
Commonwealth Telephone
  Enterprises                                  48,100(b)          2,094,755
General Communication Cl A                    216,130(b)          1,955,977
PTEK Holdings                                 208,300(b)          1,785,131
Total                                                             5,835,863

Total common stocks
(Cost: $733,464,024)                                           $845,021,704

Short-term securities (4.5%)(e)
Issuer                 Effective               Amount              Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (3.6%)
Federal Home Loan Mtge Corp Disc Nt
  10-25-04                1.60%            $5,000,000            $4,994,444
Federal Natl Mtge Assn Disc Nts
  10-12-04                1.58              5,200,000             5,197,263
  10-27-04                1.61              4,300,000             4,294,807
  11-01-04                1.68              4,500,000             4,493,280
  11-04-04                1.72              3,600,000             3,593,980
  11-12-04                1.74              5,000,000             4,989,608
  12-29-04                1.81              4,200,000             4,181,104
Total                                                            31,744,486

Commercial paper (0.9%)
Credit Suisse First Boston NY
  10-04-04                1.58              2,800,000             2,799,508
Dorada Finance
  10-08-04                1.67              2,400,000             2,399,109
Greyhawk Funding LLC
  11-03-04                1.79                700,000               698,817
  11-23-04                1.82              1,900,000             1,894,813
Total                                                             7,792,247

Total short-term securities
(Cost: $39,537,429)                                             $39,536,733

Total investments in securities
(Cost: $773,001,453)(f)                                        $884,558,437

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2004, the value of foreign securities represented 1.5% of net assets.

(d) At Sept. 30, 2004, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.9% of net assets. See Note 5 to the financial statements. 1.6% of net assets is the Fund's cash equivalent position.

(f) At Sept. 30, 2004, the cost of securities for federal income tax purposes was approximately $773,001,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $142,640,000
     Unrealized depreciation                                      (31,083,000)
                                                                  -----------
     Net unrealized appreciation                                 $111,557,000
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
16   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Cap Advantage Fund

Sept. 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $773,001,453)                                                                             $884,558,437
Cash in bank on demand deposit                                                                                   1,281,618
Capital shares receivable                                                                                          329,161
Dividends and accrued interest receivable                                                                          342,747
Receivable for investment securities sold                                                                       12,295,183
                                                                                                                ----------
Total assets                                                                                                   898,807,146
                                                                                                               -----------
Liabilities
Capital shares payable                                                                                             287,681
Payable for investment securities purchased                                                                      3,383,327
Payable upon return of securities loaned (Note 5)                                                               25,127,700
Accrued investment management services fee                                                                          16,756
Accrued distribution fee                                                                                            10,988
Accrued service fee                                                                                                      1
Accrued transfer agency fee                                                                                          4,405
Accrued administrative services fee                                                                                  1,269
Other accrued expenses                                                                                              89,339
                                                                                                                    ------
Total liabilities                                                                                               28,921,466
                                                                                                                ----------
Net assets applicable to outstanding capital stock                                                            $869,885,680
                                                                                                              ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                      $  1,327,395
Additional paid-in capital                                                                                     749,734,847
Net operating loss                                                                                              (3,499,983)
Accumulated net realized gain (loss) (Note 7)                                                                   10,766,437
Unrealized appreciation (depreciation) on investments                                                          111,556,984
                                                                                                               -----------
Total -- representing net assets applicable to outstanding capital stock                                      $869,885,680
                                                                                                              ============
Net assets applicable to outstanding shares:               Class A                                            $616,873,186
                                                           Class B                                            $237,600,519
                                                           Class C                                            $ 12,252,305
                                                           Class I                                            $  2,849,587
                                                           Class Y                                            $    310,083
Net asset value per share of outstanding capital stock:    Class A shares                  92,988,981         $       6.63
                                                           Class B shares                  37,353,506         $       6.36
                                                           Class C shares                   1,926,000         $       6.36
                                                           Class I shares                     424,678         $       6.71
                                                           Class Y shares                      46,345         $       6.69
* Including securities on loan, at value (Note 5)                                                             $ 24,352,282
                                                                                                              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Small Cap Advantage Fund

Six months ended Sept. 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                     $  2,508,256
Interest                                                                                                           343,311
Fee income from securities lending (Note 5)                                                                         67,529
   Less foreign taxes withheld                                                                                      (7,047)
                                                                                                                    ------
Total income                                                                                                     2,912,049
                                                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                                               3,207,954
Distribution fee
   Class A                                                                                                         740,833
   Class B                                                                                                       1,241,114
   Class C                                                                                                          59,382
Transfer agency fee                                                                                                869,439
Incremental transfer agency fee
   Class A                                                                                                          65,285
   Class B                                                                                                          48,015
   Class C                                                                                                           2,572
Service fee -- Class Y                                                                                                  96
Administrative services fees and expenses                                                                          240,553
Compensation of board members                                                                                        5,273
Custodian fees                                                                                                      57,580
Printing and postage                                                                                                79,100
Registration fees                                                                                                   34,617
Audit fees                                                                                                          11,250
Other                                                                                                               17,844
                                                                                                                    ------
Total expenses                                                                                                   6,680,907
   Earnings credits on cash balances (Note 2)                                                                       (4,417)
                                                                                                                    ------
Total net expenses                                                                                               6,676,490
                                                                                                                 ---------
Investment income (loss) -- net                                                                                 (3,764,441)
                                                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                               49,045,938
   Futures contracts                                                                                               (79,254)
                                                                                                                   -------
Net realized gain (loss) on investments                                                                         48,966,684
Net change in unrealized appreciation (depreciation) on investments                                            (64,353,903)
                                                                                                               -----------
Net gain (loss) on investments                                                                                 (15,387,219)
                                                                                                               -----------
Net increase (decrease) in net assets resulting from operations                                               $(19,151,660)
                                                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Small Cap Advantage Fund
                                                                                     Sept. 30, 2004           March 31, 2004
                                                                                    Six months ended            Year ended
                                                                                       (Unaudited)
Operations
Investment income (loss) -- net                                                         $ (3,764,441)         $ (5,440,532)
Net realized gain (loss) on investments                                                   48,966,684            98,385,899
Net change in unrealized appreciation (depreciation) on investments                      (64,353,903)          199,649,722
                                                                                         -----------           -----------
Net increase (decrease) in net assets resulting from operations                          (19,151,660)          292,595,089
                                                                                         -----------           -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                99,827,752           199,179,487
   Class B shares                                                                         20,710,769            70,921,130
   Class C shares                                                                          1,903,057             5,496,099
   Class I shares                                                                          7,045,089               916,317
   Class Y shares                                                                            200,008               104,346
Payments for redemptions
   Class A shares                                                                        (66,069,436)          (72,464,211)
   Class B shares (Note 2)                                                               (42,397,193)          (39,342,192)
   Class C shares (Note 2)                                                                (1,214,204)           (1,636,430)
   Class I shares                                                                         (4,815,607)              (28,033)
   Class Y shares                                                                             (3,000)              (25,226)
                                                                                              ------               -------
Increase (decrease) in net assets from capital share transactions                         15,187,235           163,121,287
                                                                                          ----------           -----------
Total increase (decrease) in net assets                                                   (3,964,425)          455,716,376
Net assets at beginning of period                                                        873,850,105           418,133,729
                                                                                         -----------           -----------
Net assets at end of period                                                             $869,885,680          $873,850,105
                                                                                        ============          ============
Undistributed net investment income (loss)                                              $ (3,499,983)         $    264,458
                                                                                        ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Small Cap Advantage Fund

(Unaudited as to Sept. 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with market capitalization, at the time of investment, of up to $2 billion or that fall within the range of the Russell 2000(R) Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2004, American Express Financial Corporation (AEFC) and the Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.33% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
20   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
21   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
22   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.74% to 0.615% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $172,987 for the six months ended Sept. 30, 2004.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
23   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,110,861 for Class A, $114,003 for Class B and $1,284 for Class C for the six months ended Sept. 30, 2004.

During the six months ended Sept. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $4,417 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
24   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $455,062,926 and $453,199,937, respectively, for the six months ended Sept. 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Six months ended Sept. 30, 2004
                                              Class A        Class B       Class C        Class I      Class Y
Sold                                       15,463,574      3,306,928       303,330      1,069,660       30,001
Issued for reinvested distributions                --             --            --             --           --
Redeemed                                  (10,254,778)    (6,953,649)     (196,012)      (778,411)        (456)
                                          -----------     ----------      --------       --------      -------
Net increase (decrease)                     5,208,796     (3,646,721)      107,318        291,249       29,545
                                          -----------     ----------      --------       --------      -------

                                                                  Year ended March 31, 2004
                                              Class A        Class B       Class C       Class I*      Class Y
Sold                                       33,913,062     12,665,109       964,970        137,651       16,371
Issued for reinvested distributions                --             --            --             --           --
Redeemed                                  (12,587,893)    (7,221,528)     (283,737)        (4,222)      (3,834)
                                          -----------     ----------      --------       --------      -------
Net increase (decrease)                    21,325,169      5,443,581       681,233        133,429       12,537
                                          -----------     ----------      --------       --------      -------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2004, securities valued at $24,352,282 were on loan to brokers. For collateral, the Fund received $25,127,700 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $67,529 for the six months ended Sept. 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
25   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $37,001,393 at March 31, 2004, that will expire in 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(f)      2004         2003        2002       2001
Net asset value, beginning of period                                    $6.77        $4.10       $ 5.43       $4.79      $6.07
                                                                        -----        -----       ------       -----      -----
Income from investment operations:
Net investment income (loss)                                             (.02)        (.03)        (.02)       (.02)      (.01)
Net gains (losses) (both realized and unrealized)                        (.12)        2.70        (1.31)        .66       (.98)
                                                                        -----        -----       ------       -----      -----
Total from investment operations                                         (.14)        2.67        (1.33)        .64       (.99)
                                                                        -----        -----       ------       -----      -----
Less distributions:
Distributions from realized gains                                          --           --           --          --       (.29)
                                                                        -----        -----       ------       -----      -----
Net asset value, end of period                                          $6.63        $6.77       $ 4.10       $5.43      $4.79
                                                                        -----        -----       ------       -----      -----

Ratios/supplemental data
Net assets, end of period (in millions)                                  $617         $594         $272        $414       $352
Ratio of expenses to average daily net assets(b)                        1.33%(c)     1.36%        1.38%       1.25%      1.25%
Ratio of net investment income (loss) to average daily net assets       (.65%)(c)    (.58%)       (.38%)      (.31%)     (.11%)
Portfolio turnover rate (excluding short-term securities)                 54%         110%         128%        136%       144%
Total return(d)                                                        (2.07%)(e)   65.12%      (24.49%)     13.36%    (16.59%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(f)      2004         2003        2002       2001
Net asset value, beginning of period                                    $6.51        $3.97       $ 5.31       $4.72     $ 6.03
                                                                        -----        -----       ------       -----     ------
Income from investment operations:
Net investment income (loss)                                             (.04)        (.07)        (.05)       (.05)      (.04)
Net gains (losses) (both realized and unrealized)                        (.11)        2.61        (1.29)        .64       (.98)
                                                                        -----        -----       ------       -----     ------
Total from investment operations                                         (.15)        2.54        (1.34)        .59      (1.02)
                                                                        -----        -----       ------       -----     ------
Less distributions:
Distributions from realized gains                                          --           --           --          --       (.29)
                                                                        -----        -----       ------       -----     ------
Net asset value, end of period                                          $6.36        $6.51       $ 3.97       $5.31     $ 4.72
                                                                        -----        -----       ------       -----     ------

Ratios/supplemental data
Net assets, end of period (in millions)                                  $238         $267         $141        $221       $184
Ratio of expenses to average daily net assets(b)                        2.09%(c)     2.13%        2.14%       2.02%      2.02%
Ratio of net investment income (loss) to average daily net assets      (1.41%)(c)   (1.34%)      (1.15%)     (1.08%)     (.88%)
Portfolio turnover rate (excluding short-term securities)                 54%         110%         128%        136%       144%
Total return(d)                                                        (2.30%)(e)   63.98%      (25.24%)     12.50%    (17.21%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(g)      2004         2003        2002       2001(b)
Net asset value, beginning of period                                    $6.51        $3.98       $ 5.31       $4.72      $5.92
                                                                        -----        -----       ------       -----      -----
Income from investment operations:
Net investment income (loss)                                             (.04)        (.06)        (.05)       (.05)      (.01)
Net gains (losses) (both realized and unrealized)                        (.11)        2.59        (1.28)        .64       (.90)
                                                                        -----        -----       ------       -----      -----
Total from investment operations                                         (.15)        2.53        (1.33)        .59       (.91)
                                                                        -----        -----       ------       -----      -----
Less distributions:
Distributions from realized gains                                          --           --           --          --       (.29)
                                                                        -----        -----       ------       -----      -----
Net asset value, end of period                                          $6.36        $6.51       $ 3.98       $5.31      $4.72
                                                                        -----        -----       ------       -----      -----

Ratios/supplemental data
Net assets, end of period (in millions)                                   $12          $12           $5          $5         $2
Ratio of expenses to average daily net assets(c)                        2.09%(d)     2.13%        2.17%       2.04%      2.02%(d)
Ratio of net investment income (loss) to average daily net assets      (1.42%)(d)   (1.36%)      (1.16%)     (1.10%)     (.84%)(d)
Portfolio turnover rate (excluding short-term securities)                 54%         110%         128%        136%       144%
Total return(e)                                                        (2.30%)(f)   63.57%      (25.05%)     12.50%    (15.67%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(g)      2004(b)
Net asset value, beginning of period                                    $6.82        $6.92
                                                                        -----        -----
Income from investment operations:
Net investment income (loss)                                               --         (.01)
Net gains (losses) (both realized and unrealized)                        (.11)        (.09)
                                                                        -----        -----
Total from investment operations                                         (.11)        (.10)
                                                                        -----        -----
Net asset value, end of period                                          $6.71        $6.82
                                                                        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                                    $3           $1
Ratio of expenses to average daily net assets(c)                         .85%(d)      .96%(d)
Ratio of net investment income (loss) to average daily net assets       (.21%)(d)    (.12%)(d)
Portfolio turnover rate (excluding short-term securities)                 54%         110%
Total return(e)                                                        (1.61%)(f)   (1.44%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(f)      2004         2003        2002       2001
Net asset value, beginning of period                                    $6.82        $4.12       $ 5.46       $4.81      $6.08
                                                                        -----        -----       ------       -----      -----
Income from investment operations:
Net investment income (loss)                                             (.01)        (.02)        (.02)       (.01)       .01
Net gains (losses) (both realized and unrealized)                        (.12)        2.72        (1.32)        .66       (.99)
                                                                        -----        -----       ------       -----      -----
Total from investment operations                                         (.13)        2.70        (1.34)        .65       (.98)
                                                                        -----        -----       ------       -----      -----
Less distributions:
Distributions from realized gains                                          --           --           --          --       (.29)
                                                                        -----        -----       ------       -----      -----
Net asset value, end of period                                          $6.69        $6.82       $ 4.12       $5.46      $4.81
                                                                        -----        -----       ------       -----      -----

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--          $--          $--         $--        $--
Ratio of expenses to average daily net assets(b)                        1.15%(c)     1.20%        1.16%       1.08%      1.12%
Ratio of net investment income (loss) to average daily net assets       (.49%)(c)    (.40%)       (.27%)      (.14%)     (.05%)
Portfolio turnover rate (excluding short-term securities)                 54%         110%         128%        136%       144%
Total return(d)                                                        (1.91%)(e)   65.53%      (24.54%)     13.51%    (16.39%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
31   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
32   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

                                                       Beginning                 Ending                 Expenses paid
                                                     account value            account value           during the period
                                                     April 1, 2004           Sept. 30, 2004     April 1, 2004-Sept. 30, 2004
Class A
         Actual(a)                                      $1,000                   $979.30                    $6.58(b)
         Hypothetical (5% return before expenses)       $1,000                 $1,018.35                    $6.71(b)
Class B
         Actual(a)                                      $1,000                   $977.00                   $10.33(c)
         Hypothetical (5% return before expenses)       $1,000                 $1,014.55                   $10.53(c)
Class C
         Actual(a)                                      $1,000                   $977.00                   $10.33(d)
         Hypothetical (5% return before expenses)       $1,000                 $1,014.55                   $10.53(d)
Class I
         Actual(a)                                      $1,000                   $983.90                    $4.22(e)
         Hypothetical (5% return before expenses)       $1,000                 $1,020.75                    $4.29(e)
Class Y
         Actual(a)                                      $1,000                   $980.90                    $5.70(f)
         Hypothetical (5% return before expenses)       $1,000                 $1,019.25                    $5.81(f)

(a) Based on the actual return for the six months ended Sept. 30, 2004: (2.07%) for Class A, (2.30%) for Class B, (2.30%) for Class C, (1.61%) for Class I and (1.91%) for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.09%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.09%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
33   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
34   --   AXP SMALL CAP ADVANTAGE FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Strategy
        Aggressive
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2004

AXP Strategy Aggressive Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                    (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  9

Financial Statements                      12

Notes to Financial Statements             15

Fund Expenses Example                     26

Proxy Voting                              28

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2   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2004

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Paul Rokosz, CFA                  6/02                       18

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates by class
A: 3/20/95      B: 5/14/84      C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: ISAAX        B: INAGX        C: ASACX        Y: ASAYX

Total net assets                                         $688.9 million

Number of holdings                                                   96

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                         LARGE
                   X     MEDIUM  SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Information technology 23.3%
Health care 21.4%
Industrials 15.8%
Consumer discretionary 12.9%
Energy 9.9%
Financials 8.0%
Short-term securities* 4.7%
Materials 2.8%
Consumer staples 1.2%

* 3.5% of portfolio assets in this category is due to security lending activity. 1.2% of the short-term securities is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

JB Hunt Transport Services (Industrial transportation)              2.6%
CR Bard (Health care products)                                      2.3
Smurfit-Stone Container (Paper & packaging)                         2.2
Network Appliance (Computer hardware)                               2.2
Univision Communications Cl A (Media)                               2.1
Juniper Networks (Computer software & services)                     2.1
Caremark Rx (Health care services)                                  2.1
Manpower (Multi-industry)                                           2.0
Corporate Executive Board (Multi-industry)                          2.0
XTO Energy (Energy)                                                 1.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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3   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Performance Summary

(bar graph)

                             PERFORMANCE COMPARISON
                 For the six-month period ended Sept. 30, 2004

                     (bar 1)         (bar 2)         (bar 3)
                     -3.20%          -3.32%          -3.56%

(bar 1) AXP Strategy Aggressive Fund Class A (excluding sales charge) (bar 2) Russell MidCap(R) Growth Index(1) (unmanaged)
(bar 3) Lipper Mid-Cap Growth Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of stocks in the Russell MidCap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                Class B                   Class C                     Class Y
(Inception dates)            (3/20/95)              (5/14/84)                 (6/26/00)                   (3/20/95)
                        NAV(1)    POP(2)       NAV(1)   After CDSC(3)     NAV(1)  After CDSC(4)      NAV(5)     POP(5)
as of Sept. 30, 2004
6 months*               -3.20%    -8.77%       -3.67%      -8.49%         -3.67%     -4.64%          -3.14%     -3.14%
1 year                  +6.87%    +0.72%       +5.95%      +1.95%         +5.95%     +5.95%          +6.94%     +6.94%
3 years                 -0.75%    -2.68%       -1.57%      -2.57%         -1.57%     -1.57%          -0.58%     -0.58%
5 years                 -6.64%    -7.74%       -7.37%      -7.48%           N/A        N/A           -6.49%     -6.49%
10 years                  N/A       N/A        +5.06%      +5.06%           N/A        N/A             N/A        N/A
Since inception         +5.50%    +4.85%       +9.64%      +9.64%        -17.70%    -17.70%          +5.64%     +5.64%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP(R) Strategy Aggressive Fund Portfolio Manager Paul Rokosz discusses the Fund's positioning and results for the first half of the fiscal year.

Q: How did AXP Strategy Aggressive Fund perform for the six months ended Sept. 30, 2004?

A: AXP Strategy Aggressive Fund's Class A shares fell 3.20% (excluding sales charge) for the six months ended Sept. 30, 2004, outperforming the 3.32% loss of the broad-based Russell MidCap(R) Growth Index. The Fund also outpaced the Lipper Mid-Cap Growth Funds Index, representing the Fund's peer group, which declined 3.56% over the same period.

Q: What factors most significantly affected performance during the six-month period?

A: In a weak equity market for aggressive growth stocks, the Fund succeeded in retaining a bit more value than most of its peers and benchmark. We were aided by the fact that higher-quality stocks began to come back in favor. Stocks with strong fundamentals and long-term growth prospects outperformed lower-quality and more speculative stocks for the six-month period ended September 30.

    Another significant factor affecting the Fund's semiannual results was the elimination of all private placement securities from the portfolio by the end of May 2004. These securities, purchased when market conditions for such securities were very different than they are now, represented only a small fraction of the overall portfolio, yet had a negative effect on the Fund's overall results for several fiscal periods. We expect to avoid private placement securities for the foreseeable future.

    Between March 2004 and September 2004, sector allocation and individual stock selection produced mixed results. A greater-than-Russell MidCap Growth Index position in energy benefited the Fund as did effective stock selection in the technology and industrials sectors. On the other hand, the Fund's modestly lower-than-Russell MidCap Growth Index position and poor stock selection in the financials sector as well as its holdings in the consumer discretionary sector detracted.

    Despite negative overall returns, some holdings turned in impressive performance for the six-month period. These included J.B. Hunt Transport Services, one of the Fund's largest holdings. J.B. Hunt's stock benefited during the period from recent corporate restructuring, aggressive route efficiency analysis and robust traffic. The firm is the largest intermodal (rail and truck) transport company in the U.S. Gilead Sciences, a biopharmaceutical company that specializes in producing

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5   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We focused on companies with durable, sustainable business opportunities and real earnings prospects that we believe will benefit from strong internal and U.S. economic growth. (end callout quote)

    AIDS drugs, also performed well during the semiannual period. Gilead benefited from a robust and diversified line of new products as well as synergies created from a merger that took place last year. Another top performer for the Fund was Corporate Executive Board, a subscription-based provider of research, analysis, and consultation services focusing on corporate strategies, operations and general management issues. This company has benefited over recent months from increasingly strict regulatory oversight of compliance, finance and human resource corporate practices.

    The Fund has had its share of disappointments, too, since the spring. These included Chico's FAS, a retailer of women's apparel. Chico's suffered during the semiannual period from weak store sales, a significant promotional mishap and problems at Chico's White House Black Market clothing chain. Formerly a top ten holding for the Fund, we reduced the portfolio's position in Chico's by half. Another poor performer during the period was Apollo Group. Apollo Group operates the University of Phoenix, a supplemental and professional education business. This stock fell along with the educational group as a whole, when two leading companies in the industry (neither of which is owned by the Fund) came under the scrutiny of various regulatory and government agencies. We have trimmed the Fund's position in Apollo stock.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We did not make any major shifts in allocation during the semiannual period. Within the consumer discretionary sector, we sold or reduced a number of media holdings that had performed poorly, including Westwood One, Cox Communications and Scripps. Strong advertising in a year highlighted by presidential elections and the Olympics

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6   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We will seek to take advantage of any equity market volatility and to focus on companies that we believe will perform well despite higher interest rates. (end callout quote)

    should have boosted the media industry. However, an advertising rally never materialized, as dollars seemed to be focused toward more targeted market opportunities, such as cable and the Internet, and away from the more traditional major media outlets. Within the retail portion of the consumer discretionary sector, we sold several of the Fund's holdings in dollar stores, including Family Dollar Stores and Dollar Tree Stores.

    At the end of the period, the Fund had higher-than-Russell MidCap Growth Index positions in energy, industrials, health care, and technology. The Fund had lower-than-Russell MidCap Growth Index positions in the consumer discretionary, consumer staples, and financials sectors and had no exposure to telecommunications services and utilities.

Q:  How do you intend to manage the Fund in the coming months?

A: Based on economic data and our own observations, we are reasonably confident the U.S. economy will continue to grow, but that its recovery has been, and may continue to be, at a slower pace than many anticipated. This sluggishness could lead to more volatility in stock prices in the months ahead. Uncertainty surrounding the 2004 U.S. general election, geopolitical factors, a rising interest rate environment, inflationary pressures and high energy prices' effect on both consumer and corporate spending could also raise volatility levels.

    Given this view, we will seek to take advantage of any equity market volatility and to focus on companies that we believe will perform well despite higher interest rates. We continue to manage using a bottom-up strategy, building the core of the Fund's portfolio with high-quality growth companies -- companies

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7   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    with high returns on capital, high profitability, and significant but sustainable growth rates. At the same time, we maintain an opportunistic portion of the portfolio. This opportunistic portion is intended to enable investors to participate in more unique growth stories that may be realized over a three- to nine-month time frame and that may be less followed by our peers. We are particularly looking for catalyst-driven opportunities in the technology, basic materials, and industrials sectors, areas we think will benefit from higher U.S. inflation.

    We continue to find mid-cap companies a particularly appealing asset class within the equity market. Mid-cap companies are often past the growing pain stage that many smaller companies go through but are not yet as widely recognized by the market overall as large-cap companies. Finally, we believe the equity market will continue to favor higher-quality companies over lower-quality companies in the months ahead.

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8   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Strategy Aggressive Fund

Sept. 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.9%)
Issuer                                        Shares               Value(a)

Aerospace & defense (1.7%)
Alliant Techsystems                            59,000(b)         $3,569,500
Rockwell Collins                              212,000             7,873,680
Total                                                            11,443,180

Automotive & related (1.8%)
Gentex                                        345,300            12,130,389

Banks and savings & loans (0.5%)
Greenhill                                       9,800               231,280
New York Community Bancorp                    145,000(d)          2,978,300
Total                                                             3,209,580

Broker dealers (0.4%)
Ameritrade Holding                            257,000(b)          3,086,570

Chemicals (0.7%)
Rohm & Haas                                   105,100             4,516,147

Computer hardware (3.0%)
Network Appliance                             664,000(b)         15,272,000
SanDisk                                       183,000(b)          5,328,960
Total                                                            20,600,960

Computer software & services (11.7%)
Affiliated Computer
  Services Cl A                               226,000(b)         12,581,420
Autodesk                                      114,000             5,543,820
Certegy                                        48,000             1,786,080
DST Systems                                   116,000(b,d)        5,158,520
Electronic Arts                                75,000(b)          3,449,250
Fiserv                                        181,000(b)          6,309,660
Juniper Networks                              631,104(b)         14,894,054
Mercury Interactive                           272,000(b)          9,487,360
NAVTEQ                                        123,000(b)          4,383,720
Paychex                                       181,000             5,457,150
SunGard Data Systems                          303,000(b)          7,202,310
VeriSign                                      209,000(b)          4,154,920
Total                                                            80,408,264

Electronics (8.3%)
Altera                                        178,000(b)          3,483,460
ASML Holding                                  605,000(b,c)        7,786,350
Broadcom Cl A                                 111,000(b)          3,029,190
KLA-Tencor                                    181,000(b)          7,507,880
Marvell Technology Group                      252,000(b,c)        6,584,760
Maxim Integrated Products                      73,000             3,087,170
Microchip Technology                          272,000             7,300,480
Natl Semiconductor                            182,000(b,d)        2,819,180
Xilinx                                        117,000             3,159,000
Zebra Technologies Cl A                       204,000(b)         12,446,040
Total                                                            57,203,510

Energy (6.0%)
Apache                                        181,000             9,069,910
Chesapeake Energy                             247,000             3,910,010
EOG Resources                                 136,000             8,955,600
Pioneer Natural Resources                     176,000             6,068,480
XTO Energy                                    420,000            13,641,600
Total                                                            41,645,600

Energy equipment & services (4.1%)
BJ Services                                   226,000            11,844,660
Nabors Inds                                   179,000(b,c)        8,475,650
Precision Drilling                            134,000(b,c)        7,705,000
Total                                                            28,025,310

Financial services (2.6%)
Alliance Data Systems                         271,000(b)         10,991,760
CapitalSource                                 320,000(b,d)        7,148,800
Total                                                            18,140,560

See accompanying notes to investments in securities.

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9   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Health care products (17.6%)
Allergan                                       80,000            $5,804,000
Amylin Pharmaceuticals                        226,000(b,d)        4,637,520
Biomet                                        188,000             8,813,440
CR Bard                                       287,000            16,252,810
Eyetech Pharmaceuticals                       221,000(b,d)        7,511,790
Gen-Probe                                     203,000(b)          8,093,610
Genzyme                                       136,000(b)          7,399,760
Gilead Sciences                               352,000(b)         13,157,760
Invitrogen                                    181,000(b)          9,953,190
Kinetic Concepts                              109,500(b)          5,754,225
Martek Biosciences                             86,000(b)          4,183,040
MGI Pharma                                    121,000(b)          3,229,490
OSI Pharmaceuticals                           110,000(b)          6,760,600
Sepracor                                       79,000(b,d)        3,853,620
St. Jude Medical                              117,000(b)          8,806,590
Zimmer Holdings                               100,000(b)          7,904,000
Total                                                           122,115,445

Health care services (4.2%)
Anthem                                         58,000(b,d)        5,060,500
Caremark Rx                                   452,000(b)         14,495,640
Community Health Systems                      362,000(b)          9,658,160
Total                                                            29,214,300

Household products (1.3%)
Church & Dwight                               308,000             8,642,480

Industrial services (4.5%)
ChoicePoint                                    85,000(b)          3,625,250
Cintas                                        114,000             4,792,560
Fastenal                                      216,000            12,441,600
Iron Mountain                                 299,000(b)         10,121,150
Total                                                            30,980,560

Industrial transportation (3.3%)
CH Robinson Worldwide                          90,000             4,175,100
JB Hunt Transport Services                    497,000            18,458,580
Total                                                            22,633,680

Insurance (4.7%)
Assurant                                      162,000             4,212,000
Axis Capital Holdings                         294,000(c)          7,644,000
IPC Holdings                                  104,000(c)          3,953,040
United Natl Group Cl A                        226,000(b,c)        3,281,520
WellChoice                                    249,000(b)          9,295,170
Willis Group Holdings                         106,000(c)          3,964,400
Total                                                            32,350,130

Leisure time & entertainment (0.8%)
Harman Intl Inds                               54,000             5,818,500

Lodging & gaming (1.2%)
GTECH Holdings                                340,000             8,608,800

Media (4.2%)
EW Scripps Cl A                               239,000            11,419,420
Univision Communications Cl A                 479,000(b)         15,141,190
XM Satellite Radio Holdings Cl A               80,000(b)          2,481,600
Total                                                            29,042,210

Multi-industry (6.7%)
Apollo Group Cl A                              92,000(b)          6,750,040
Corporate Executive Board                     226,000            13,840,240
Danaher                                       228,000            11,691,840
Manpower                                      316,000            14,058,840
Total                                                            46,340,960

Paper & packaging (2.3%)
Smurfit-Stone Container                       804,000(b)         15,573,480

Restaurants (2.8%)
Brinker Intl                                  181,000(b)          5,638,150
Starbucks                                     294,000(b)         13,365,240
Total                                                            19,003,390

Retail -- general (0.9%)
Advance Auto Parts                            179,000(b)          6,157,600

Telecom equipment & services (1.0%)
Research In Motion                             86,000(b,c)        6,565,240

Textiles & apparel (1.5%)
Chico's FAS                                   205,000(b)          7,011,000
Coach                                          82,000(b)          3,478,440
Total                                                            10,489,440

Utilities -- telephone (--%)
JAMDAT Mobile                                   7,850(b)            181,100

Total common stocks
(Cost: $562,093,362)                                           $674,127,385

See accompanying notes to investments in securities.

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10   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Short-term securities (4.8%)(e)
Issuer                 Effective              Amount               Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies (2.7%)
Federal Home Loan Bank Disc Nt
  10-08-04                1.63%            $1,600,000            $1,599,420
Federal Natl Mtge Assn Disc Nts
  10-22-04                1.70              6,300,000             6,293,455
  11-04-04                1.72              8,800,000             8,785,284
  12-29-04                1.81              2,000,000             1,991,002
Total                                                            18,669,161

Commercial paper (2.1%)
Jupiter Securitization
  10-01-04                1.60              6,300,000             6,299,720
Northern Rock
  11-01-04                1.63              8,000,000             7,988,459
Total                                                            14,288,179

Total short-term securities
(Cost: $32,958,140)                                             $32,957,340

Total investments in securities
(Cost: $595,051,502)(f)                                        $707,084,725

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2004, the value of foreign securities represented 8.1% of net assets.

(d) At Sept. 30, 2004, the security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 3.6% of net assets in this category. See Note 5 to the financial statements. 1.2% of the short-term securities is the Fund's cash equivalent position.

(f) At Sept. 30, 2004, the cost of securities for federal income tax purposes was approximately $595,052,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $139,824,000
     Unrealized depreciation                                    (27,791,000)
                                                                -----------
     Net unrealized appreciation                               $112,033,000
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

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11   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Strategy Aggressive Fund

Sept. 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $595,051,502)                                                                           $   707,084,725
Capital shares receivable                                                                                             2,509
Dividends and accrued interest receivable                                                                           153,768
Receivable for investment securities sold                                                                        12,912,259
                                                                                                                 ----------
Total assets                                                                                                    720,153,261
                                                                                                                -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                    38,367
Capital shares payable                                                                                              115,469
Payable for investment securities purchased                                                                       6,019,918
Payable upon return of securities loaned (Note 5)                                                                24,914,800
Accrued investment management services fee                                                                           11,249
Accrued distribution fee                                                                                              8,182
Accrued service fee                                                                                                       5
Accrued transfer agency fee                                                                                           5,550
Accrued administrative services fee                                                                                     937
Other accrued expenses                                                                                              130,631
                                                                                                                    -------
Total liabilities                                                                                                31,245,108
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                          $   688,908,153
                                                                                                            ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                    $       670,904
Additional paid-in capital                                                                                    2,028,861,838
Net operating loss                                                                                               (4,078,107)
Accumulated net realized gain (loss) (Note 7)                                                                (1,448,579,705)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           112,033,223
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                    $   688,908,153
                                                                                                            ===============
Net assets applicable to outstanding shares:                Class A                                         $   515,372,800
                                                            Class B                                         $   169,716,610
                                                            Class C                                         $     2,039,516
                                                            Class I                                         $         9,918
                                                            Class Y                                         $     1,769,309
Net asset value per share of outstanding capital stock:     Class A shares               48,734,387         $         10.58
                                                            Class B shares               17,974,945         $          9.44
                                                            Class C shares                  215,997         $          9.44
                                                            Class I shares                      919         $         10.79
                                                            Class Y shares                  164,141         $         10.78
                                                                                            -------         ---------------
* Including securities on loan, at value (Note 5)                                                           $    24,334,471
                                                                                                            ---------------

See accompanying notes to financial statements.

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12   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Strategy Aggressive Fund

Six months ended Sept. 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $  1,111,211
Interest                                                                                                             82,256
Fee income from securities lending (Note 5)                                                                          30,031
                                                                                                                     ------
Total income                                                                                                      1,223,498
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                1,731,934
Distribution fee
   Class A                                                                                                          674,589
   Class B                                                                                                        1,011,524
   Class C                                                                                                           11,067
Transfer agency fee                                                                                               1,281,456
Incremental transfer agency fee
   Class A                                                                                                           96,206
   Class B                                                                                                           73,499
   Class C                                                                                                              841
Service fee -- Class Y                                                                                                  861
Administrative services fees and expenses                                                                           195,888
Compensation of board members                                                                                         5,273
Custodian fees                                                                                                       37,149
Printing and postage                                                                                                145,870
Registration fees                                                                                                    20,971
Audit fees                                                                                                           13,500
Other                                                                                                                 8,681
                                                                                                                      -----
Total expenses                                                                                                    5,309,309
   Earnings credits on cash balances (Note 2)                                                                        (7,704)
                                                                                                                     ------
Total net expenses                                                                                                5,301,605
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  (4,078,107)
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                      (60,327,637)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            36,421,134
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                           (23,906,503)
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $(27,984,610)
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Strategy Aggressive Fund
                                                                             Sept. 30, 2004           March 31, 2004
                                                                            Six months ended            Year ended
                                                                               (Unaudited)
Operations

Investment income (loss) -- net                                              $  (4,078,107)         $ (10,438,379)
Net realized gain (loss) on investments                                        (60,327,637)            23,849,154
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           36,421,134            195,880,774
                                                                                ----------            -----------
Net increase (decrease) in net assets resulting from operations                (27,984,610)           209,291,549
                                                                               -----------            -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      35,080,985             57,648,298
   Class B shares                                                                5,647,910             18,916,549
   Class C shares                                                                  129,192                414,049
   Class I shares                                                                   10,000                     --
   Class Y shares                                                                  287,109                673,297
Payments for redemptions
   Class A shares                                                              (88,231,028)          (143,901,028)
   Class B shares (Note 2)                                                     (60,256,880)           (86,361,990)
   Class C shares (Note 2)                                                        (463,134)              (887,718)
   Class Y shares                                                                 (339,751)              (602,974)
                                                                                  --------               --------
Increase (decrease) in net assets from capital share transactions             (108,135,597)          (154,101,517)
                                                                              ------------           ------------
Total increase (decrease) in net assets                                       (136,120,207)            55,190,032
Net assets at beginning of period                                              825,028,360            769,838,328
                                                                               -----------            -----------
Net assets at end of period                                                  $ 688,908,153          $ 825,028,360
                                                                             =============          =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Strategy Aggressive Fund

(Unaudited as to Sept. 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of growth companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective July 15, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2004, American Express Financial Corporation (AEFC) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
15   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
16   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
17   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.6% to 0.5% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $505,811 for the six months ended Sept. 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
18   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $215,878 for Class A, $120,435 for Class B and $192 for Class C for the six months ended Sept. 30, 2004.

During the six months ended Sept. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $7,704 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $127,812,333 and $249,529,117, respectively, for the six months ended Sept. 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $7,880 for the six months ended Sept. 30, 2004.

--------------------------------------------------------------------------------
20   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Sept. 30, 2004
                                              Class A      Class B     Class C      Class I*     Class Y
Sold                                        3,402,805      585,571      13,467         919        26,569
Issued for reinvested distributions                --           --          --          --            --
Redeemed                                   (8,347,255)  (6,464,186)    (49,131)         --       (30,503)
                                          -----------   ----------     -------        ----       -------
Net increase (decrease)                    (4,944,450)  (5,878,615)    (35,664)        919        (3,934)
                                          -----------   ----------     -------        ----       -------

* Inception date was July 15, 2004.

                                                               Year ended March 31, 2004
                                              Class A      Class B     Class C       Class I     Class Y
Sold                                        5,826,634    2,084,639      45,716         N/A        65,944
Issued for reinvested distributions                --           --          --         N/A            --
Redeemed                                  (14,052,457)  (9,590,849)    (97,128)        N/A       (56,818)
                                          -----------   ----------     -------        ----       -------
Net increase (decrease)                    (8,225,823)  (7,506,210)    (51,412)        N/A         9,126
                                          -----------   ----------     -------        ----       -------

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2004, securities valued at $24,334,471 were on loan to brokers. For collateral, the Fund received $24,914,800 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $30,031 for the six months ended Sept. 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2004.

--------------------------------------------------------------------------------
20   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,387,352,408 at March 31, 2004, that if not offset by capital gains will expire as follows:

        2009            2010            2011            2012
    $207,116,650    $841,156,325    $315,348,051    $23,731,382

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(f)      2004        2003         2002          2001
Net asset value, beginning of period                                   $10.93      $  8.49      $12.11       $13.43       $ 37.03
                                                                       ------      -------      ------       ------       -------
Income from investment operations:
Net investment income (loss)                                             (.05)        (.11)       (.11)        (.04)         (.05)
Net gains (losses) (both realized and unrealized)                        (.30)        2.55       (3.51)       (1.28)       (17.20)
                                                                       ------      -------      ------       ------       -------
Total from investment operations                                         (.35)        2.44       (3.62)       (1.32)       (17.25)
                                                                       ------      -------      ------       ------       -------
Less distributions:
Distributions from realized gains                                          --           --          --           --         (6.35)
                                                                       ------      -------      ------       ------       -------
Net asset value, end of period                                         $10.58       $10.93     $  8.49       $12.11       $ 13.43
                                                                       ------      -------      ------       ------       -------

Ratios/supplemental data
Net assets, end of period (in millions)                                  $515         $587        $526         $936        $1,088
Ratio of expenses to average daily net assets(b)                        1.21%(c)     1.27%       1.28%        1.09%         1.10%
Ratio of net investment income (loss) to average daily net assets       (.87%)(c)   (1.00%)     (1.02%)       (.29%)        (.26%)
Portfolio turnover rate (excluding short-term securities)                 17%          55%         63%         216%          137%
Total return(d)                                                        (3.20%)(e)   28.74%     (29.89%)      (9.83%)      (50.27%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
21   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(f)      2004        2003         2002          2001
Net asset value, beginning of period                                    $9.80        $7.67      $11.02       $12.33       $ 35.06
                                                                        -----        -----      ------       ------       -------
Income from investment operations:
Net investment income (loss)                                             (.09)        (.18)       (.18)        (.14)         (.20)
Net gains (losses) (both realized and unrealized)                        (.27)        2.31       (3.17)       (1.17)       (16.18)
                                                                        -----        -----      ------       ------       -------
Total from investment operations                                         (.36)        2.13       (3.35)       (1.31)       (16.38)
                                                                        -----        -----      ------       ------       -------
Less distributions:
Distributions from realized gains                                          --           --          --           --         (6.35)
                                                                        -----        -----      ------       ------       -------
Net asset value, end of period                                          $9.44        $9.80     $  7.67       $11.02       $ 12.33
                                                                        -----        -----      ------       ------       -------

Ratios/supplemental data
Net assets, end of period (in millions)                                  $170         $234        $241         $553          $794
Ratio of expenses to average daily net assets(b)                        1.99%(c)     2.05%       2.05%        1.86%         1.86%
Ratio of net investment income (loss) to average daily net assets      (1.66%)(c)   (1.78%)     (1.80%)      (1.04%)       (1.03%)
Portfolio turnover rate (excluding short-term securities)                 17%          55%         63%         216%          137%
Total return(d)                                                        (3.67%)(e)   27.77%     (30.40%)     (10.62%)      (50.63%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(g)      2004        2003         2002         2001(b)
Net asset value, beginning of period                                    $9.80        $7.67      $11.03       $12.33      $ 30.40
                                                                        -----        -----      ------       ------      -------
Income from investment operations:
Net investment income (loss)                                             (.09)        (.18)       (.17)        (.13)        (.07)
Net gains (losses) (both realized and unrealized)                        (.27)        2.31       (3.19)       (1.17)      (11.65)
                                                                        -----        -----      ------       ------      -------
Total from investment operations                                         (.36)        2.13       (3.36)       (1.30)      (11.72)
                                                                        -----        -----      ------       ------      -------
Less distributions:
Distributions from realized gains                                          --           --          --           --        (6.35)
                                                                        -----        -----      ------       ------      -------
Net asset value, end of period                                          $9.44        $9.80     $  7.67       $11.03      $ 12.33
                                                                        -----        -----      ------       ------      -------

Ratios/supplemental data
Net assets, end of period (in millions)                                    $2           $2          $2           $4           $3
Ratio of expenses to average daily net assets(c)                        1.99%(d)     2.05%       2.08%        1.89%        1.86%(d)
Ratio of net investment income (loss) to average daily net assets      (1.66%)(d)   (1.78%)     (1.83%)      (1.12%)       (.84%)(d)
Portfolio turnover rate (excluding short-term securities)                 17%          55%         63%         216%         137%
Total return(e)                                                        (3.67%)(f)   27.77%     (30.46%)     (10.54%)     (43.07%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2004(b)
Net asset value, beginning of period                                 $10.88
                                                                     ------
Income from investment operations:
Net investment income (loss)                                           (.03)
Net gains (losses) (both realized and unrealized)                      (.06)
                                                                     ------
Total from investment operations                                       (.09)
                                                                     ------
Net asset value, end of period                                       $10.79
                                                                     ------

Ratios/supplemental data
Net assets, end of period (in millions)                                 $--
Ratio of expenses to average daily net assets(c)                       .59%(d)
Ratio of net investment income (loss) to average daily net assets     (.20%)(d)
Portfolio turnover rate (excluding short-term securities)               17%
Total return(e)                                                       (.83%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was July 15, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(f)      2004        2003         2002          2001
Net asset value, beginning of period                                   $11.13      $  8.63      $12.28       $13.60       $ 37.33
                                                                       ------      -------      ------       ------       -------
Income from investment operations:
Net investment income (loss)                                             (.04)        (.10)       (.09)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                        (.31)        2.60       (3.56)       (1.31)       (17.37)
                                                                       ------      -------      ------       ------       -------
Total from investment operations                                         (.35)        2.50       (3.65)       (1.32)       (17.38)
                                                                       ------      -------      ------       ------       -------
Less distributions:
Distributions from realized gains                                          --           --          --           --         (6.35)
                                                                       ------      -------      ------       ------       -------
Net asset value, end of period                                         $10.78       $11.13     $  8.63       $12.28       $ 13.60
                                                                       ------      -------      ------       ------       -------

Ratios/supplemental data
Net assets, end of period (in millions)                                    $2           $2          $1           $4            $4
Ratio of expenses to average daily net assets(b)                        1.02%(c)     1.08%       1.07%         .91%          .96%
Ratio of net investment income (loss) to average daily net assets       (.69%)(c)    (.81%)      (.82%)       (.13%)        (.03%)
Portfolio turnover rate (excluding short-term securities)                 17%          55%         63%         216%          137%
Total return(d)                                                        (3.14%)(e)   28.97%     (29.72%)      (9.77%)      (50.21%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
25   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
26   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

                                                       Beginning                    Ending                 Expenses paid
                                                     account value               account value           during the period
                                                     April 1, 2004              Sept. 30, 2004     April 1, 2004-Sept. 30, 2004
Class A
         Actual(a)                                      $1,000                      $968.00                   $5.95(b)
         Hypothetical (5% return before expenses)       $1,000                    $1,018.95                   $6.11(b)
Class B
         Actual(a)                                      $1,000                      $963.30                   $9.77(c)
         Hypothetical (5% return before expenses)       $1,000                    $1,015.05                  $10.02(c)
Class C
         Actual(a)                                      $1,000                      $963.30                   $9.77(d)
         Hypothetical (5% return before expenses)       $1,000                    $1,015.05                  $10.02(d)
Class I(e)
         Actual                                            N/A                       N/A                        N/A
         Hypothetical (5% return before expenses)          N/A                       N/A                        N/A
Class Y
         Actual(a)                                      $1,000                      $968.60                   $5.02(f)
         Hypothetical (5% return before expenses)       $1,000                    $1,019.90                   $5.15(f)

(a) Based on the actual return for the six months ended Sept. 30, 2004: (3.20%) for Class A, (3.67%) for Class B, (3.67%) for Class C and (3.14%) for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(e) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was July 15, 2004.

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
27   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
28   --   AXP STRATEGY AGGRESSIVE FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Strategy Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2004